UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22374

Nuveen Mortgage Opportunity Term Fund 2
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Seeks Attractive Distribution and Return Potential from a Portfolio
Consisting Primarily of Mortgage-Backed Securities

Semi-Annual Report

June 30, 2013

Nuveen Mortgage Opportunity Term Fund

JLS

Nuveen Mortgage Opportunity Term Fund 2

JMT

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Table of Contents

Letter to Shareholders	4
Portfolio Manager's Comments	5
Fund Leverage	7
Share Information	8
Risk Considerations	10
Performance Overview and Holding Summaries	12
Shareholder Meeting Report	14
Portfolios of Investments	15
Statement of Assets & Liabilities	27
Statement of Operations	28
Statement of Changes in Net Assets	29
Statement of Cash Flows	30
Financial Highlights	32
Notes to Financial Statements	34
Annual Investment Management Agreement Approval Process	46
Reinvest Automatically, Easily and Conveniently	54
Glossary of Terms Used in this Report	55
Additional Fund Information	59

Letter to Shareholders

Dear Shareholders,

After nine years of serving as lead director and independent chairman of the Nuveen Fund Board, my term of office has come to an end as of June 30, 2013. It has been a privilege to use this space to communicate with you on some of the broad economic trends in the U.S. and abroad and how they are impacting the investment environment in which your funds operate. In addition, I have enjoyed offering some perspective on how your Board views the various Nuveen investment teams as they apply their investment disciplines in that investment environment.

My term has coincided with a particularly challenging period for both mutual fund sponsors and investors. Since 2000 there have been three periods of unusually strong stock market growth and two major market declines. Recent years have been characterized by a search for yield in fixed income securities to compensate for an extended period of very low interest rates. Funds are investing more in foreign and emerging markets that require extensive research capabilities to overcome the more limited transparency and higher volatility in those markets. New fund concepts often incorporate derivative financial instruments that offer efficient ways to hedge investment risk or gain exposure to selected markets. Fund trading teams operate in many new domestic and international venues with quite different characteristics. Electronic trading and global communication networks mean that fund managers must be able to thrive in financial markets that react instantaneously to newsworthy events and are more interconnected than ever.

Nuveen has committed additional resources to respond to these changes in the fund industry environment. It has added IT and research resources to assemble and evaluate the increased flow of detailed information on economies, markets and individual companies. Based on its experience during the financial crisis of 2008-09, Nuveen has expanded its resources dedicated to valuing and trading portfolio securities with a particular focus on stressed financial market conditions. It has added systems and experienced risk management professionals to work with investment teams to better help evaluate whether their funds' risk exposures are appropriate in view of the return targets. The investment teams have also reflected on recent experience to reaffirm or modify their investment disciplines. Finally, experienced professionals and IT resources have been added to address new regulatory requirements designed to better inform and protect investors. The Nuveen Fund Board has enthusiastically encouraged these initiatives.

The Board has always viewed itself as your representatives to assure that Nuveen brings together experienced people, proven technologies and effective processes designed to produce results that meet investor expectations. It is important to note that our activities are highlighted by the annual contract renewal process. Despite its somewhat formal language, I strongly encourage you to read the summary because it offers an insight into our oversight process. The report is included in the back of this shareholder report. The renewal process is very comprehensive and includes a number of evaluations and discussions between the Board and Nuveen during the year. The summary also describes what has been achieved across the Nuveen fund complex and at individual funds such as yours.

As I leave the chairmanship and resume my role as a member of the Board, please be assured that I and my fellow Board members will continue to hold your interests uppermost in our minds as we oversee the management of your funds and that we greatly appreciate your confidence in your Nuveen fund.

Very sincerely,

Robert P. Bremner
August 22, 2013

Nuveen Investments

Portfolio Manager's Comments

Nuveen Mortgage Opportunity Term Fund (JLS)
Nuveen Mortgage Opportunity Term Fund 2 (JMT)

The investment adviser for both Funds is Nuveen Fund Advisors, LLC (NFA), an affiliate of Nuveen Investments. NFA is responsible for determining each Fund's overall investment strategy and monitoring the performance of Wellington Management Company, LLP (Wellington Management), the sub-adviser for both Funds.

Wellington Management is responsible for implementing each Fund's direct investments in mortgage-backed securities and other permitted investments. Michael Garrett serves as portfolio manager for these Funds.

Here Michael talks about his management strategy and the performance of the Funds for the six-month period ended June 30, 2013.

What strategies were used to manage the Funds during this six-month reporting period ended June 30, 2013?

Both Funds seek to generate total returns by investing in a diverse portfolio of mortgage-backed securities (MBS), consisting primarily of non-agency residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS). Under normal circumstances, both Funds will invest at least 80% of their managed assets in MBS, primarily non-agency RMBS and CMBS. Both JLS and JMT may be leveraged directly to a maximum effective leverage of 33% of total net asset value. The Funds have a limited term of 10 years from each Fund's inception, at which time all net asset value will be distributed to shareholders of record.

During the reporting period, we remained constructive on CMBS, but continued to believe that the non-agency RMBS sector offered better relative value and we positioned the Funds accordingly. The Funds continue to be conservatively positioned within RMBS, with a bias toward higher quality collateral to try to protect against downside risk in the event of a prolonged path toward economic recovery.

CMBS performance continued to be highly correlated with the broader credit markets during the reporting period. The first quarter of 2013 began on a positive note with increased clarity on the U.S. "fiscal cliff" situation and the sector had modestly positive returns. The credit curve flattened over the period with the lower quality issues outperforming their higher quality counterparts. However, during the second quarter of 2013, CMBS lost ground due to fears of a less accommodative Federal Reserve. The markets entered into a sell-off mode that was more pronounced in the more liquid, higher quality segments of the sector, driven by investors' need for liquidity. As per Moody's CPPI, Commercial Real Estate (CRE) valuations are up 35% from January 2010 lows and stand only about 20% off 2007 peaks, on an

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments

aggregate level. Collateral performance is stabilizing, but the CRE recovery continues to be divided, where the institutional quality properties have seen a strong recovery and the non-major markets, in contrast, continues to be sluggish.

The non-agency RMBS market rallied to start the year as the sector continued to benefit from positive home price momentum and broad based investor demand amid low market yields. However, the sell-off in rates and risk assets after the Federal Open Market Committee (FOMC) comments in the second quarter caused residential credit markets to experience significant and broad price weakness. This meaningful underperformance erased year-to-date gains for higher quality non-agency RMBS despite improving fundamentals and negative net new issuance. From a fundamental perspective, housing data continued to be supportive with 15 consecutive months of home-price appreciation. According to CoreLogic, home prices nationwide rose 12.2% in May 2013 (most recent data available at the time this report was prepared), on a year-over-year basis , the largest such gain since February 2006.

The technically driven spread widening in the second quarter provided buying opportunities in the residential and commercial sectors for the Funds. We maintained a constructive outlook for non-agency RMBS and believe it is positioned to perform well relative to competing fixed income sectors.

At the beginning of the reporting period, each Fund remained invested, through separate feeder funds, in a master fund (Master PPIP Fund) managed by Wellington Management that invests directly in MBS and other assets eligible for purchase under the Public-Private Investment Program (PPIP) established by the U.S. Department of the Treasury. During the reporting period, the Master PPIP Fund's investments were liquidated, its leverage was repaid and the remaining proceeds were returned to investors, including the Funds, in accordance with the terms of the PPIP program. Income and proceeds received by each Fund as part of this managed wind down have been invested directly in MBS and other permitted investments in accordance with each Fund's investment objectives. In addition, the Funds' leverage obtained through its indirect investment in the Master PPIP Fund has been replaced with other leverage arrangements directly at the Fund level. Such other direct forms of leverage include the use of reverse repurchase agreements, which the Funds employed during the reporting period.

How did the Funds perform during this six-month reporting period ended June 30, 2013?

The tables in the Performance Overview and Holding Summaries section of this report provide total return performance for the Funds for the six-month, one-year and since inception periods ended June 30, 2013. For the six-month reporting period, the Funds' share at net asset value (NAV) outperformed the Barclays U.S. Aggregate Bond Index. This index reflects the general performance of the bond market over these periods, but not the specific MBS market in which the Funds invest. On the whole, the performance of the MBS market was mixed during this reporting period.

The Funds' allocation to the U.S. Treasury PPIP program was a primary contributor to returns during the first half of the reporting period. The Funds' exposure to residential credit, particularly the higher quality sectors (Prime and Alt-A), posted positive absolute total returns. The Funds' allocation to the commercial sector negatively impacted returns over the period, driven primarily by the exposure to new issue and multi-family CMBS. The Funds' exposure to agency collateralized mortgage obligations (CMOs) was a negative contributor to performance. Volatility resurfaced in the later half of the second quarter, as market participants broadly were surprised with the unexpected hawkish tone coming from the statements by Federal Reserve policymakers. Despite the recent underperformance, the momentum of home price appreciation and the negative net new issuance continues to support the performance of the underlying mortgages in the residential sector. With an emphasis on the long-term, we continued to focus on finding opportunities to add securities we feel were best positioned to provide stability of principal and attractive income over the duration of the Funds' limited terms.

The Funds also utilized U.S. Treasury futures to hedge against rises in interest rates and utilized interest rate swap contracts for duration management purposes during the reporting period. These positions had a modest positive impact on performance during the reporting period.

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Fund Leverage

IMPACT OF THE FUNDS' LEVERAGE STRATEGIES ON PERFORMANCE

As discussed previously, one important factor impacting the return of the Funds relative to their benchmarks was the Funds' use of financial leverage through their investments in the Master PPIP Funds and reverse repurchase agreements. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by the Funds decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Funds generally are rising. Leverage had a positive impact on the performance of the Funds over this reporting period.

THE FUNDS' EFFECTIVE LEVERAGE

During the period, the Funds employed leverage through the Master PPIP Fund and reverse repurchase agreements. As noted previously, the Master PPIP Fund was wound down during the reporting period. As of June 30, 2013, the values of the Funds' reverse repurchase agreements are as shown in the accompanying table.

Fund	Reverse Repurchase Agreements
JLS	$147,158,000
JMT	$46,172,000

Refer to Notes to Financial Statements, Footnote 3—Portfolio Securities and Investments in Derivatives for further details.

As of June 30, 2013, the Funds' percentages of leverage are shown in the accompanying table.

Fund	Effective Leverage*
JLS	26.07%
JMT	26.34%

*  Effective leverage is a Fund's effective economic leverage, and includes the leverage effects of certain derivative and other investments in a Fund's portfolio that increase the Fund's investment exposure.

Nuveen Investments

Share Information

Distribution Information

The following information regarding each Fund's distributions is current as of June 30, 2013. Each Fund's distribution levels may vary over time based on each Fund's investment activities and portfolio investment value changes.

During the current reporting period, the Funds' monthly dividends to shareholders were as shown in the accompanying table.

	Per Share Amounts
	JLS	JMT
January	$0.1725	$0.1725
February	0.1725	0.1725
March	0.1725	0.1725
April	0.1725	0.1725
May	0.1725	0.1725
June	0.1585	0.1595
Current Distribution Rate*	7.49%	7.47%

*  Current Distribution Rate is based on each Fund's current annualized monthly distribution divided by the Fund's current market price. Each Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

The Funds employ effective leverage through the use of reverse repurchase agreements. Effective leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but, as noted earlier, also increases the variability of shareholders' net asset value per share in response to changing market conditions.

During the current fiscal period, each Fund adopted a managed distribution program. The goal of this program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund's cash flows from investment strategies. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•  Each Fund seeks to establish a distribution rate that roughly corresponds to the cash flows from its investment strategy. However, you should not draw any conclusions about a Fund's past or future investment performance from its current distribution rate.

•  Actual returns will differ from cash flows (and therefore a Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•  Each distribution is expected to be paid from some or all of the following sources:

•  net investment income (regular interest and dividends),

•  realized capital gains, and

•  unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

Nuveen Investments

•  A non-taxable distribution is a payment of a portion of a Fund's capital. When a Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when a Fund's returns fall short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when a Fund's total return exceeds distributions.

•  Because distribution source estimates are updated during the year based on a Fund's performance and forecast for its current fiscal year (which is the calendar year for each Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides estimated information regarding each Fund's distributions and total return performance for the six months ended June 30, 2013. This information is provided on a tax basis rather than a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Funds' returns for the specified time period were sufficient to meet their distributions.

As of June 30, 2013	JLS	JMT
Inception date	11/25/09	2/23/10
Six months ended June 30, 2013
Per share distribution:
From net investment income	$0.47	$0.45
From realized capital gains	0.55	0.57
Return of capital	0.00	0.00
Total per share distribution	$1.02	$1.02
Annualized distribution rate on NAV	7.77%	7.70%
Average annual total returns:
6-Month (Cumulative) on NAV	2.47%	1.99%
1-Year on NAV	20.99%	21.75%
Since inception on NAV	11.18%	11.43%

Share Repurchases

Since the inception of the Funds' repurchase programs, the Funds have not repurchased any of their outstanding shares.

Other Share Information

As of June 30, 2013, and during the six-month reporting period, the Funds' share prices were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	JLS	JMT
Share NAV	$26.26	$26.50
Share Price	$25.40	$25.63
Premium/(Discount) to NAV	(3.27)%	(3.28)%
6-Month Average Premium/(Discount) to NAV	2.53%	1.51%

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Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Funds, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Funds frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. A Fund's use of leverage creates the possibility of higher volatility for the Fund's per share NAV, market price, and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in a Fund's portfolio. Leverage typically magnifies the total return of a Fund's portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that a Fund's leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund's portfolio will fail to make dividend or interest payments when due.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Below-Investment Grade Risk. Investments in securities below investment grade quality are predominantly speculative and subject to greater volatility and risk of default.

Mortgage-Backed Securities (MBS) Risk. Investing in MBS entails various risks, including credit risks inherent in the underlying collateral, the risk that the servicer fails to perform its duties, liquidity risks, interest rate risks, structure risks, and geographical concentration risks.

Limited Term Risk. It is anticipated that JLS will terminate on or before November 30, 2019 and JMT will terminate on or before February 28, 2020, although each could terminate sooner or later under certain conditions. Because the assets of the Funds will be liquidated in connection with their respective terminations, each may be required to sell portfolio securities when they otherwise would not desire to do so, including at times when market conditions are not favorable, which may cause them to lose money.

Reinvestment Risk. If market interest rates decline, income earned from a Fund's portfolio may be reinvested at rates below that of the original bond that generated the income.

Prepayment Risk. MBS represent an interest in a pool of mortgages. These mortgages typically permit borrowers to prepay amounts owing, often with no penalty. The relationship between borrower prepayments and changes in interest

Nuveen Investments

rates may mean some high-yielding mortgage-related and asset-backed securities have less potential for increases in value if market interest rates were to fall than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, the total return and maturity of mortgagerelated and asset-backed securities may be difficult to predict precisely. To the extent that the Fund purchases mortgage-related securities at a premium, prepayments may result in loss of the Fund's principal investment to the extent of any unamortized premium.

Nuveen Investments

Nuveen Mortgage Opportunity Term Fund (JLS)

Performance Overview and Holding Summaries as of June 30, 2013

Average Annual Total Returns as of June 30, 2013

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception[1]
JLS at NAV	2.47%	20.99%	11.18%
JLS at Share Price	(3.18)%	12.72%	8.90%
Barclays U.S. Aggregate Bond Index	(2.44)%	(0.69)%	4.06%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

Fund Allocation2

(as a % of net assets)

Mortgage-Backed Securities	133.0%
Short-Term Investments	2.8%
Asset-Backed Securities	0.5%
Reverse Repurchase Agreements	(35.4)%
Other[3]	(0.9)%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1  Since inception returns are from 11/25/09.

2  Holdings are subject to change.

3  Other assets less liabilities.

Nuveen Investments

Nuveen Mortgage Opportunity Term Fund 2 (JMT)

Performance Overview and Holding Summaries as of June 30, 2013

Average Annual Total Returns as of June 30, 2013

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception[1]
JMT at NAV	1.99%	21.75%	11.43%
JMT at Share Price	(2.17)%	13.88%	9.04%
Barclays U.S. Aggregate Bond Index	(2.44)%	(0.69)%	4.28%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

Fund Allocation2

(as a % of net assets)

Mortgage-Backed Securities	130.6%
Short-Term Investments	6.5%
Asset-Backed Securities	0.5%
Reverse Repurchase Agreements	(35.9)%
Other[3]	(1.7)%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1  Since inception returns are from 2/23/10.

2  Holdings are subject to change.

3  Other assets less liabilities.

Nuveen Investments

JLS

JMT

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on April 3, 2013; at this meeting the shareholders were asked to vote on the election of Board Members.

	JLS	JMT
	Common Shares	Common Shares
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
William C. Hunter
For	15,084,415	4,292,078
Withhold	83,688	43,851
Total	15,168,103	4,335,929
Judith M. Stockdale
For	14,990,406	4,281,553
Withhold	177,697	54,376
Total	15,168,103	4,335,929
Carole E. Stone
For	10,346,569	2,756,208
Withhold	4,821,534	1,579,721
Total	15,168,103	4,335,929
Virginia L. Stringer
For	15,067,090	4,281,553
Withhold	101,013	54,376
Total	15,168,103	4,335,929

Nuveen Investments

JLS

Nuveen Mortgage Opportunity Term Fund

Portfolio of Investments

  June 30, 2013 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Mortgage-Backed Securities – 133.0%
	Residential – 133.0%
$6,148	ACE Securities Corporation, Asset Backed Pass-Through Certificates Series 2007-HE2	0.313%	12/25/36	CCC	$3,114,406
2,700	American Credit Auto Receivables 12-3D, 144A	5.000%	12/16/19	BB	2,682,833
1,835	AmeriCredit Automobile Receivables Trust, Series 2010-2 Class E, 144A	8.660%	10/10/17	AA-	1,983,347
6,500	Argent Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-W2	0.683%	10/25/35	B-	4,868,793
1,000	Asset Backed Funding Corporation, Asset-Backed Certificates Series 2006-OPT1	0.433%	9/25/36	B-	654,115
903	Banc of America Alternative Loan Trust, Pass-Through Certificates, Series 2005-9	5.500%	10/25/35	Caa2	810,257
3,814	Banc of America Alternative Loan Trust, Pass-Through Certificates, Series 2006-6, (3)	6.000%	7/25/46	Caa3	3,076,298
2,130	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-6	5.390%	10/10/45	Ba1	2,260,113
1,205	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-4	6.002%	2/10/51	A	1,303,657
7,800	Banc of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2006-G, (3)	0.482%	7/20/36	Caa1	6,445,132
5,400	Banc of America Mortgage Securities Inc, Mortgage Pass-Through Certificates, Series 2007-1, (3)	6.000%	3/25/37	Caa3	4,932,462
1,079	Bank of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2007-C	2.760%	5/20/36	Caa2	923,895
8,480	Bank of America Funding Trust, 2007-A 2A1	0.352%	2/20/47	CCC	7,103,638
9,703	BCAP LLC Trust, Mortgage Pass-Through Certificates, Series 2006-AA2	0.363%	1/25/37	Caa3	6,940,846
7,326	BCAP LLC Trust, Mortgage Pass-Through Certificates, Series 2007 AA1 2A1	0.373%	3/25/37	Caa3	5,800,036
4,002	Bear Stearns Adjustable Rate Mortgage Trust 2005-3, (3)	3.452%	6/25/35	CCC	3,430,884
6,267	Bear Stearns Adjustable Rate Mortgage Trust 2007-5, (3)	5.190%	8/25/47	D	5,386,740
7,293	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2005-10, (3)	2.674%	10/25/35	CCC	7,119,440
1,401	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2006-2	2.726%	7/25/36	D	1,110,388
5,340	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2006-4, (3)	2.756%	10/25/36	D	3,929,558
9,196	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2007-4, (3)	5.252%	6/25/47	D	7,954,318
1,879	Bear Stearns Adjustable Rate Mortgage Trust, Pass-Through Certificates Series 2005-12	2.469%	2/25/36	Caa3	1,225,928
6,661	Bear Stearns Adjustable Rate Mortgage Trust, Pass-Through Certificates, Series 2007-1, (3)	5.017%	2/25/47	D	5,468,784
4,176	Bear Stearns Adjustable Rate Mortgage Trust, Pass-Through Certificates, Series 2007-1, (3)	2.831%	2/25/47	D	3,201,218
4,380	Bear Stearns Alt-A Trust II, Mortgage Pass-Through Certificates Series 2007-1	2.753%	9/25/47	D	2,529,900
6,373	Bear Stearns Alt-A Trust, Mortgage Pass-Through Certificates, Series 2006-8	0.353%	6/25/46	Ca	3,227,515
7,099	Bear Stearns Alt-A Trust, Mortgage Pass-Through Certificates, Series 2006-8	2.759%	8/25/46	Ca	4,330,437
3,300	Bear Stearns Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-T25, (3)	5.835%	9/11/42	AAA	3,644,678
2,837	CAI Funding II Limited, Series 2012-1A, 144A	3.470%	10/25/27	A	2,807,870
9,320	Carrington Mortgage Loan Trust, Asset Backed Pass-Through Certificates, Series 2005-NC5, (3)	0.673%	10/25/35	BB-	7,436,800
5,000	Carrington Securities LP, Mortgage Loan Trust Asset-Backed Pass-Through Certificates Series 2007-HE1	0.343%	6/25/37	CCC	3,697,525
7,888	Chaseflex Trust Series 2007-2	0.473%	5/25/37	Caa2	6,723,280
4,027	Citigroup Mortgage Loan Inc., Mortgage Pass-Through Certificates, Series 2006-AR1 2A1	2.570%	3/25/36	Caa2	3,617,206

Nuveen Investments

JLS

Nuveen Mortgage Opportunity Term Fund (continued)

Portfolio of Investments June 30, 2013 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Residential (continued)
$1,603	Citigroup Mortgage Loan Inc., Mortgage Pass-Through Certificates, Series 2006-AR2	2.921%	3/25/36	Caa3	$1,315,899
9,418	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2007-AR1	0.413%	1/25/37	CCC	6,625,611
2,421	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2007-AR4	5.198%	3/25/37	D	1,918,764
3,232	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2005-3	2.846%	8/25/35	Caa2	2,761,994
2,157	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates Series 2007-AR8	2.851%	7/25/37	Caa3	1,747,640
2,801	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-AR7	5.023%	11/25/36	D	1,849,596
4,005	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-AR7	2.912%	11/25/36	D	2,888,983
3,820	Commercial Mortgage Pass-Through Certificates Series 2012-CR4, 144A	4.731%	10/15/45	BBB-	3,255,072
2,940	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2005-63	5.347%	11/25/35	Ca	2,162,720
6,708	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-19, (3)	6.000%	8/25/37	D	5,135,509
2,656	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-3T1	6.000%	4/25/37	Caa3	2,203,961
240	Countrywide Alternative Loan Trust, Securitization Pass-Through Certificates Series 2007-HY5R	4.962%	3/25/47	Caa2	233,259
7,852	Countrywide Alternative Loan Trust, Securitization Pass-Through Certificates Series 2007-HY7C A1	0.333%	8/25/37	Caa3	5,564,284
2,710	Countrywide Asset Backed Certificates Trust 2005-IM1	0.593%	11/25/35	BBB+	2,364,201
5,947	Countrywide Asset-Backed Certificates Trust, Series 2006-17, (3)	0.343%	3/25/47	AAA	4,342,500
2,759	Countrywide CHL Mortgage Pass-Through Trust 2006-HYB1	2.682%	3/20/36	CCC	2,111,467
1,499	Countrywide CHL Mortgage Pass-Through Trust Series 2005-HY10	3.328%	2/20/36	Caa3	1,261,162
6,488	Countrywide Home Loans Mortgage Pass-Through Certificates, Series 2005-HYB7, (3)	5.124%	11/20/35	Caa3	5,318,663
1,172	Countrywide Home Loans Mortgage Pass-Through Trust Certificates Series 2007-HY5	5.465%	9/25/37	D	1,028,445
1,079	Countrywide Home Loans Mortgage Pass-Through Trust Certificates, Series 2006-HYB3	2.679%	5/20/36	Caa3	864,824
7,401	Countrywide Home Loans Mortgage Pass-Through Trust, Series 2007-HY1 1A1, (3)	2.879%	4/25/37	D	5,811,361
4,906	Countrywide Home Loans, Asset-Backed Certificates Trust, Series 2005-13, (3)	0.443%	4/25/36	Ba3	4,758,848
279	CPS Auto Trust, 144A	7.500%	4/16/18	A+	286,453
5,473	Credit Suisse Adjustable Rate Mortgage Trust 2005-9	0.463%	11/25/35	B+	4,664,606
6,251	Credit Suisse Adjustable Rate Mortgage Trust 2006-3, Pass-Through Certificates, (3)	0.313%	8/25/36	CCC	3,909,953
1,342	Credit Suisse Adjustable Rate Mortgage Trust 2007-2	0.403%	6/25/37	Caa3	971,011
4,246	Credit Suisse First Boston Mortgage Acceptance Corporation, Adjustable Rate Mortgage-Backed Pass-Through Certificates Series 2005-12	2.979%	3/25/36	Caa3	3,189,789
1,466	Credit Suisse First Boston Mortgage Securities Corporation, Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-2	2.704%	5/25/36	D	1,296,902
16,502	Fannie Mae Guaranteed REMIC Pass-Through Certificates Series 2011-15, (I/O)	6.867%	3/25/41	Aaa	2,939,393
5,315	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates, (I/O)	6.447%	12/25/36	Aaa	797,646
7,160	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates, (I/O)	6.207%	12/25/36	Aaa	1,155,842
11,813	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates, (I/O)	6.107%	8/25/37	Aaa	1,651,684
15,432	Fannie Mae Real Estate Mortgage Investment Conduit, Series, 2012-9 CS, (I/O)	6.357%	2/25/42	Aaa	2,338,926
3,101	Fannie Mae REMIC Pass-Through Certificates, (I/O)	6.387%	10/25/36	Aaa	548,323
7,128	Fannie Mae REMIC Pass-Through Certificates, (I/O)	6.307%	1/25/40	Aaa	1,031,133
6,555	Federal Home Loan Mortgage Corporation, REMIC, (I/O)	6.458%	5/15/36	Aaa	967,142
10,876	Federal Home Loan Mortgage Corporation, REMIC, (I/O)	6.428%	7/15/36	Aaa	1,419,800
6,500	First Franklin Mortgage Loan Trust, Collateralized Mortgage Obligation, Series 2005-FFH3, (3)	0.723%	9/25/35	B3	5,865,152
4,160	First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through Certificates Series 2006-FA3	6.000%	7/25/36	Caa3	3,604,981

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Residential (continued)
$3,766	First Horizon Alternative Mortgage Securities, Mortgage Pass-Through Certificates, Series 2006-FA3, (3)	6.000%	7/25/36	Caa3	$3,263,364
267	First Horizon Mortgage Pass-Through Certificates Trust, Series 2007-AR1	2.598%	5/25/37	D	209,970
2,492	First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificate Series 2007-AR2	2.516%	8/25/37	D	2,015,572
8,536	Freddie Mac Collateralized Mortgage REMIC Series 3028, (I/O)	6.558%	9/15/35	Aaa	1,317,259
3,277	Freddie Mac Mortgage Loan, Series 3311 IB, (I/O)	6.218%	5/15/37	Aaa	609,768
5,400	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K701, (I/O)	2.181%	7/25/48	Aaa	425,434
4,215	Freddie Mac Multiclass Certificates Series 3502, (I/O)	5.958%	1/15/39	AAA	513,870
11,093	Freddie Mac Multiclass Certificates, Series 3157, (I/O)	6.958%	5/15/36	Aaa	2,077,550
7,045	Freddie Mac Multi-Class Certificates, (I/O)	6.108%	8/15/35	Aaa	1,028,887
1,529	Freddie Mac Multi-Class Certificates, (I/O)	6.958%	6/15/36	Aaa	260,875
4,275	Freddie Mac Multi-Class Certificates, (I/O)	6.808%	8/15/36	Aaa	712,564
9,095	Freddie Mac Multi-Class Certificates, (I/O)	6.508%	12/15/36	Aaa	1,280,708
2,828	Freddie Mac Multi-Class Certificates, (I/O)	6.478%	12/15/36	Aaa	305,005
5,207	Freddie Mac Multi-Class Certificates, (I/O)	6.208%	6/15/39	Aaa	561,406
4,397	Freddie Mac Multi-Class Certificates, (I/O)	6.008%	10/15/39	Aaa	638,238
14,284	Freddie Mac Multi-Class Certificates, (I/O)	6.028%	1/15/40	Aaa	2,030,605
6,621	Freddie Mac Multi-Class Certificates, (I/O)	6.258%	2/15/40	Aaa	856,042
4,000	Freddie Mac Multifamily Mortgage Trust, Series 2011-K704, 144A	4.687%	10/25/30	AA+	4,083,888
2,870	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2010-K6, 144A	5.533%	12/25/46	Aaa	3,015,684
1,115	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2012-K710, 144A	3.949%	6/25/47	A-	1,084,418
17,405	Freddie Mac Multifamily Structured Pass Through Certificates, Series K025, (I/O)	1.811%	11/25/40	Aaa	2,155,070
6,257	Freddie Mac Multifamily Structured Pass-Through Certificates Series KF01, (I/O)	2.036%	7/25/40	Aaa	853,406
1,630	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K013, (I/O)	2.885%	1/25/43	Aaa	276,132
13,675	Freddie Mac Multifamily Structures Pass-Through Certificates, Series 2011-K012, (I/O)	2.366%	1/25/41	Aaa	1,886,794
3,405	Freddie Mac REMICS, (I/O)	6.378%	9/15/36	Aaa	544,315
15,800	Freddie Mac Structured Pass-Through Certificates, Series K711 X3, (I/O)	1.675%	8/25/40	Aaa	1,310,025
6,137	GMAC Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2005-AR5, (3)	3.609%	9/19/35	CCC	5,636,226
5,430	GMACM Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2005-AF2, (3)	6.000%	12/25/35	D	4,372,648
3,981	GMACM Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2006-AR1	3.898%	4/19/36	Caa3	3,308,859
5,822	Goldman Sachs GSAA Home Equity Trust, Series 2006-4 4A2, (3)	0.423%	3/25/36	Caa3	4,826,357
1,848	Goldman Sachs GSAA Home Equity Trust, Series 2007-8	0.643%	8/25/37	CCC	1,461,242
5,815	Goldman Sachs Mortgage Securities Corporation, Home Equity Asset-Backed Certificates Trust 2007-1	0.273%	2/25/37	CCC	2,870,368
7,493	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2006-AR1 2A4	2.796%	1/25/36	D	5,945,727
1,698	Government National Mortgage Association Pool, (I/O)	4.500%	10/20/39	Aaa	420,001
12,727	Granite Master Issuer PLC Series 2006-3	0.272%	12/20/54	Aaa	12,332,530
2,361	GSAA Home Equity Trust Series 2007-5	0.293%	3/25/47	CCC	1,152,056
3,219	GSAA Home Equity Trust Series 2007-5	5.788%	3/25/47	CCC	2,185,831
4,510	GSR Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-AR2, (3)	2.732%	4/25/36	D	3,727,473
4,396	GSR Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2007-AR2	2.868%	5/25/47	D	3,480,927
4,321	HSI Asset Securitization Corporation, Mortgage Pass-Through Certificates, Series 2006-HE1	0.303%	10/25/36	CCC	2,105,581
2,000	Impac Secured Assets Corporation 2004-3	1.093%	11/25/34	AA+	1,740,466
2,164	IndyMac INDA Mortgage Loan Trust, Series 2006-AR1	5.332%	8/25/36	B2	2,082,635
4,719	IndyMac INDA Mortgage Loan Trust, Series 2007-AR3, (3)	5.715%	7/25/37	Caa2	4,245,719
3,389	IndyMac INDX Mortgage Loan Trust, Series 2006-AR15	0.313%	7/25/36	D	2,346,984
8,081	IndyMac INDX Mortgage Loan Trust, Series 2007-AR7 2A1	2.202%	6/25/37	Ca	5,718,535
7,525	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2005-LDP3, (3)	5.169%	8/15/42	A	7,839,604

Nuveen Investments

JLS

Nuveen Mortgage Opportunity Term Fund (continued)

Portfolio of Investments June 30, 2013 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Residential (continued)
$4,170	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-LDP8	5.480%	5/15/45	A3	$4,202,922
1,494	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-S4 A5	6.000%	1/25/37	Caa3	1,250,566
6,943	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-S4 A8, (3)	0.573%	1/25/37	Caa3	4,293,455
5,000	JPMorgan Chase Commercial Mortgage Securities Trust, Pass-Through Certificates Series 2006-LDP9, (3)	5.337%	5/15/47	Ba1	5,125,045
2,300	JPMorgan Chase Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-CB17 AM	5.464%	12/12/43	Ba1	2,280,413
7,500	JPMorgan Mortgage Acquisition Corporation, Asset-Backed Pass-Through Certificates, Series 2007-CH5, (3)	0.453%	5/25/37	Caa1	5,074,223
4,838	JPMorgan Mortgage Acquisition Trust, Series 2006-A6	4.108%	10/25/36	Caa2	3,944,550
2,311	JPMorgan Mortgage Trust, Mortgage Pass-Through Certificates, Series 2006-A4	2.779%	6/25/36	Caa2	1,824,510
817	JPMorgan Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-A4	2.781%	6/25/37	D	647,924
6,579	LB UBS Commercial Mortgage Trust Series 2007-C2, Pass-Through Certificates	5.493%	2/15/40	A	6,739,396
2,500	LB UBS Commercial Mortgage Trust, Series 2006-C4, (3)	6.081%	6/15/38	Ba2	2,494,110
4,713	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-2, (3)	2.574%	8/25/36	Caa2	4,029,295
7,646	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-3	3.124%	6/25/37	D	5,730,527
9,065	Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, 2005-A9, (3)	2.610%	12/25/35	CCC	8,014,356
5,000	Merrill Lynch Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2005-LC1, (3)	5.528%	1/12/44	Aa2	5,333,995
3,800	Merrill Lynch Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C1 AM	6.038%	6/12/50	B-	3,766,682
5,000	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14, (3)	5.876%	4/15/49	Ba2	5,030,185
4,600	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-TOP25, (3)	5.544%	11/12/49	A1	4,990,816
3,533	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-3AR	2.803%	3/25/36	Caa3	2,588,692
6,167	Mortgage IT Trust, Mortgage-Backed Notes, Series 2005-5, (3)	0.453%	12/25/35	BB+	5,362,333
631	Oaktree Real Estate Investment Vehicle 2012 LVI-A, 144A	4.000%	9/25/44	Baa3	3,223,799
619	Popular Asset Backed Securities Mortgage Pass-Through Trust 2005-2 M1	5.298%	4/25/35	B-	630,717
4,317	Renaissance Home Equity Loan Trust 2005-3, (3)	4.934%	8/25/35	Ba3	506,571
5,000	Renaissance Home Equity Loan Trust Asset Backed Certificates, Series 2007-3	6.998%	9/25/37	CCC	4,136,665
7,924	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QA10 A31	3.769%	9/25/35	Caa3	2,862,055
4,525	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QA6	0.383%	7/25/36	Caa3	6,345,728
4,992	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS1, (3)	5.750%	1/25/36	Caa3	4,192,573
2,710	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QA6	3.290%	5/25/35	Ca	2,133,864
3,500	Residential Asset Mortgage Products Inc. Asset Backed Pass-Through Certificates, Series 2005-RS7	0.693%	7/25/35	B	2,869,944
7,295	Residential Asset Mortgage Products, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-NC2	0.483%	2/25/36	CCC	5,712,977
3,278	Residential Funding Mortgage Securities I Inc., Mortgage Pass-Through Certificates Series 2007-SA3	3.953%	7/27/37	D	2,634,403
2,269	Residential Funding Mortgage Securities I Inc., Mortgage Pass-Through Certificates, Series 2006-SA3	3.925%	9/25/36	D	1,842,795
3,420	Residential Funding Mortgage Securities I, Mortgage Pass-Through Securities Series 2006-S1	5.750%	1/25/36	Caa3	2,803,010
2,633	Residential Funding Mortgage Securities I, Mortgage Pass-Through Securities Series 2006-S1	3.370%	2/25/36	Caa2	2,240,829
3,847	Residential Funding Mortgage Securities I, Mortgage Pass-Through Certificates, Series 2007-SA2	3.219%	4/25/37	Caa2	3,210,795
4,114	Residential Funding Mortgage Securities I, Mortgage Pass-Through Certificates, Series 2007-SA2	3.219%	4/25/37	Caa2	3,434,286

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Residential (continued)
$2,664	Residential Funding Mortgage Securities Inc. Mortgage Pass-Through Certificates Series 2006-SA2	3.874%	8/25/36	D	$2,184,506
6,653	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1, (3)	2.576%	2/20/47	CCC	5,545,059
1,198	Sierra Receivables Funding Company, Series 2011-1A, 144A	6.190%	4/20/26	BB	1,231,026
665	SMA Issuer LLC 2012-LV1, 144A	3.500%	8/20/25	Baa3	667,478
953	Soundview Home Equity Loan Trust 2004-WMC1 M1	0.943%	1/25/35	BBB+	853,081
6,163	Structured Adjustable Rate Mortgage Loan Pass-Through Trust, Series 2007-6 2A1, (3)	0.383%	7/25/37	CCC	4,479,297
3,669	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-2	2.972%	4/25/37	D	2,958,138
861	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-4	5.650%	10/25/37	Caa1	776,940
2,044	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-4	3.318%	10/25/37	Caa1	1,825,673
5,801	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-1, (3)	2.959%	2/25/37	D	4,717,178
3,944	TAL Advantage LLC, Series 2013-1A A, 144A	2.830%	2/22/38	A	3,783,901
3,234	Thornburg Mortgage Securities Trust, Mortgage Loan Pass-Through Certificates, Series 2005-1, (3)	2.429%	4/25/45	A+	3,209,675
4,200	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C30	5.413%	12/15/43	B	3,932,897
3,825	Wachovia Commercial Mortgage Trust, Pass-Through Certificates, Series 2005-C21, 144A	5.414%	10/15/44	BB	3,681,146
884	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY4	2.361%	11/25/36	D	729,119
2,310	Washington Mutual Mortgage Pass-Through Certificates Trust 2006-AR14	2.379%	11/25/36	D	1,892,702
3,327	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR	2.088%	1/25/37	D	2,610,100
2,197	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY6	4.638%	6/25/37	D	1,773,982
954	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2003-MS9	7.479%	4/25/33	CCC	916,429
3,078	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2006-5	6.000%	7/25/36	Ca	2,177,141
7,428	Washington Mutual Mortgage Securities Corporation, Pass-Through Certificates, Series 2006-AR, (3)	4.828%	12/25/36	D	5,842,565
5,277	Washington Mutual Mortgage Securities Corporation, Pass-Through Certificates, Series 2006-AR, (3)	2.386%	12/25/36	D	4,369,789
3,320	Wells Fargo Alternative Loan Trust, Mortgage Asset-Backed Pass-Through Certificates Series 2007-PA6	2.877%	12/28/37	D	2,554,892
638	Wells Fargo Mortgage Backed Securities Trust 2006-AR17, Mortgage Pass-Through Certificates	2.630%	10/25/36	D	568,599
1,097	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificate Series 2006-AR14	2.636%	10/25/36	Caa2	944,323
362	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificates Series 2006-AR16	3.086%	10/25/36	CCC	320,418
1,010	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificates, Series 2007-AR8	5.980%	11/25/37	Caa2	884,792
6,781	Wells Fargo Mortgage Backed Securities, Collateralized Mortgage Obligation, Series 2007-AR7 A1, (3)	2.909%	12/28/37	Caa3	5,784,270
5,329	Wells Fargo Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2006-AR10	2.694%	7/25/36	D	4,693,990
367	Wells Fargo Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2006-AR12	5.989%	9/25/36	Caa1	330,321
820	Wells Fargo Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2006-AR12	3.010%	9/25/36	Caa2	731,221
1,576	Wells Fargo Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2006-AR8	2.720%	4/25/36	D	1,471,709
2,374	Wells Fargo Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2006-AR8	2.707%	4/25/36	CC	2,147,451
868,048	Total Residential				555,117,228
$868,048	Total Mortgage-Backed Securities (cost $535,617,843)				555,117,228

Nuveen Investments

JLS

Nuveen Mortgage Opportunity Term Fund (continued)

Portfolio of Investments June 30, 2013 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Asset-Backed Securities – 0.5%
	Wireless Telecommunication Services – 0.5%
$2,065	GTP Acquisition Partners I LLC, 144A	4.704%	5/15/18	Ba3	$2,036,173
$2,065	Total Asset-Backed Securities (cost $2,065,000)				2,036,173
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	PPIP Limited Partnership – 0.1%
$—	Wellington Management Legacy Securities PPIF, LP, (4)	N/A	N/A	N/A	$278,139
$—	Total PPIP Limited Partnership (cost $–)				278,139
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 2.8%
$11,702	Repurchase Agreement with State Street Bank, dated 6/28/13, repurchase price $11,702,344, collateralized by $12,130,000 U.S. Treasury Notes, 0.625%, due 5/31/17, value $11,936,793	0.010%	7/01/13		$11,702,334
	Total Short-Term Investments (cost $11,702,334)				11,702,334
	Total Investments (cost $549,385,177) – 136.4%				569,133,874
	Reverse Repurchase Agreements – (35.4)%				(147,592,663)
	Other Assets Less Liabilities – (1.0)%				(4,326,197)
	Net Assets – 100%				$417,215,014

Investments in Derivatives as of June 30, 2013

Futures Contracts oustanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Unrealized Appreciation (Depreciation)
U.S. 5-Year Treasury Note	Short	(52)	9/13	$(6,294,437)	$72,160
U.S. 10-Year Treasury Note	Short	(35)	9/13	(4,429,688)	95,683
				$(10,724,125)	$167,843

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets.

  (2)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poors"), Moody's Investors Service, Inc. ("Moodys") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (3)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements.

  (4)  Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Footnote 2—Investment Valuation and Fair Value Measurements for more information.

  PPIP  Public-Private Investment Program.

  I/O  Interest only security.

  N/A  Not applicable.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments

JMT

Nuveen Mortgage Opportunity Term Fund 2

Portfolio of Investments

  June 30, 2013 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Mortgage-Backed Securities – 130.6%
	Residential – 130.6%
$1,886	ACE Securities Corporation, Asset Backed Pass-Through Certificates Series 2007-HE2	0.313%	12/25/36	CCC	$955,368
835	American Credit Auto Receivables 12-3D, 144A	5.000%	12/16/19	BB	829,691
610	AmeriCredit Automobile Receivables Trust, Series 2010-2 Class E, 144A	8.660%	10/10/17	AA-	659,314
2,000	Argent Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-W2	0.683%	10/25/35	B-	1,498,090
998	Banc of America Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-7	6.226%	10/25/36	CCC	779,668
272	Banc of America Alternative Loan Trust, Pass-Through Certificates, Series 2005-9	5.500%	10/25/35	Caa2	243,866
1,161	Banc of America Alternative Loan Trust, Pass-Through Certificates, Series 2006-6, (3)	6.000%	7/25/46	Caa3	936,264
1,370	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-6, (3)	5.390%	10/10/45	Ba1	1,453,688
1,205	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-4, (3)	6.002%	2/10/51	A	1,303,657
2,400	Banc of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2006-G, (3)	0.482%	7/20/36	Caa1	1,983,118
1,800	Banc of America Mortgage Securities Inc, Mortgage Pass-Through Certificates, Series 2007-1, (3)	6.000%	3/25/37	Caa3	1,644,154
359	Bank of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2007-C	2.760%	5/20/36	Caa2	307,291
2,639	Bank of America Funding Trust, 2007-A 2A1	0.352%	2/20/47	CCC	2,210,676
3,006	BCAP LLC Trust, Mortgage Pass-Through Certificates, Series 2006-AA2	0.363%	1/25/37	Caa3	2,150,301
2,278	BCAP LLC Trust, Mortgage Pass-Through Certificates, Series 2007 AA1 2A1	0.373%	3/25/37	Caa3	1,803,570
1,231	Bear Stearns Adjustable Rate Mortgage Trust 2005-3, (3)	3.452%	6/25/35	CCC	1,055,657
1,919	Bear Stearns Adjustable Rate Mortgage Trust 2007-5	5.190%	8/25/47	D	1,649,117
2,730	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2005-10, (3)	2.674%	10/25/35	CCC	2,664,613
429	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2006-2	2.726%	7/25/36	D	340,056
2,209	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2006-4, (3)	2.756%	10/25/36	D	1,625,265
2,823	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2007-4, (3)	5.252%	6/25/47	D	2,441,910
569	Bear Stearns Adjustable Rate Mortgage Trust, Pass-Through Certificates Series 2005-12	2.469%	2/25/36	Caa3	371,394
2,046	Bear Stearns Adjustable Rate Mortgage Trust, Pass-Through Certificates, Series 2007-1, (3)	5.017%	2/25/47	D	1,679,953
996	Bear Stearns Adjustable Rate Mortgage Trust, Pass-Through Certificates, Series 2007-1, (3)	2.831%	2/25/47	D	763,215
1,357	Bear Stearns Alt-A Trust II, Mortgage Pass-Through Certificates Series 2007-1	2.753%	9/25/47	D	783,543
1,262	Bear Stearns Alt-A Trust, Mortgage Pass-Through Certificates, Series 2006-8	0.353%	6/25/46	Ca	639,090
2,196	Bear Stearns Alt-A Trust, Mortgage Pass-Through Certificates, Series 2006-8	2.759%	8/25/46	Ca	1,339,310
975	Bear Stearns Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-T25, (3)	5.835%	9/11/42	AAA	1,076,837
882	CAI Funding II Limited, Series 2012-1A, 144A	3.470%	10/25/27	A	872,841
3,270	Carrington Mortgage Loan Trust, Asset Backed Pass-Through Certificates, Series 2005-NC5, (3)	0.673%	10/25/35	BB-	2,609,264
2,444	Chaseflex Trust Series 2007-2	0.473%	5/25/37	CCC	2,083,455
626	Citicorp Mortgage Securities Inc., CitiMortgage Alternative Loan Trust, Senior and Subordinated REMIC Pass-Through Certificates, Series 2007-A6	6.000%	6/25/37	Caa3	528,601
1,237	Citigroup Mortgage Loan Inc., Mortgage Pass-Through Certificates, Series 2006-AR1 2A1	2.570%	3/25/36	Caa2	1,110,685

Nuveen Investments

JMT

Nuveen Mortgage Opportunity Term Fund 2 (continued)

Portfolio of Investments June 30, 2013 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Residential (continued)
$211	Citigroup Mortgage Loan Inc., Mortgage Pass-Through Certificates, Series 2006-AR2	2.921%	3/25/36	Caa3	$173,145
2,928	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2007-AR1	0.413%	1/25/37	CCC	2,059,953
499	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2005-3	2.846%	8/25/35	Caa2	426,708
702	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates Series 2007-AR8	2.851%	7/25/37	Caa3	568,855
1,180	Commercial Mortgage Pass-Through Certificates Series 2012-CR4, 144A	4.731%	10/15/45	BBB-	1,005,493
928	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2005-63	5.347%	11/25/35	Ca	682,964
411	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2005-85CB	5.250%	2/25/21	Caa2	405,802
732	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-25CB	0.793%	10/25/36	Caa3	480,672
810	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-6CB	5.750%	5/25/36	Ca	589,631
760	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-6CB	5.500%	5/25/36	Ca	524,538
2,085	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-19, (3)	6.000%	8/25/37	D	1,596,358
820	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-3T1	6.000%	4/25/37	Caa3	680,805
2,412	Countrywide Alternative Loan Trust, Securitization Pass-Through Certificates Series 2007-HY7C A1	0.333%	8/25/37	Caa3	1,709,290
942	Countrywide Alternative Trust, Mortgage Pass-Through Certificates, Series 2007-18CB	0.663%	8/25/37	D	586,227
840	Countrywide Asset Backed Certificates Trust 2005-IM1	0.593%	11/25/35	BBB+	732,815
2,232	Countrywide Asset-Backed Certificates Trust, Series 2006-17, (3)	0.343%	3/25/47	AAA	1,629,659
2,284	Countrywide CHL Mortgage Pass-Through Trust 2006-HYB1, (3)	2.682%	3/20/36	CCC	1,747,998
622	Countrywide CHL Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates, Series 2006-19	6.000%	1/25/37	Caa3	568,179
2,015	Countrywide Home Loans Mortgage Pass-Through Certificates, Series 2005-HYB7, (3)	5.124%	11/20/35	Caa3	1,651,490
354	Countrywide Home Loans Mortgage Pass-Through Trust Certificates Series 2007-HY5	5.465%	9/25/37	D	310,886
327	Countrywide Home Loans Mortgage Pass-Through Trust Certificates, Series 2006-HYB3	2.679%	5/20/36	Caa3	262,110
2,301	Countrywide Home Loans Mortgage Pass-Through Trust, Series 2007-HY1 1A1, (3)	2.879%	4/25/37	D	1,806,641
460	Countrywide Home Loans, Asset-Backed Certificates Trust, Series 2005-13	0.443%	4/25/36	Ba3	446,240
1,485	Countrywide Home Loans, CHL Mortgage Pass-Through Certificates Trust 2007-21, (3)	6.250%	2/25/38	D	1,281,143
1,751	Countrywide Home Loans, Mortgage Pass-Through Trust Series 2007-HY04	3.080%	9/25/47	D	1,410,573
95	CPS Auto Trust, 144A	7.500%	4/16/18	A+	97,997
1,728	Credit Suisse Adjustable Rate Mortgage Trust 2005-9	0.463%	11/25/35	B+	1,472,786
1,974	Credit Suisse Adjustable Rate Mortgage Trust 2006-3, Pass-Through Certificates, (3)	0.313%	8/25/36	CCC	1,234,722
402	Credit Suisse Adjustable Rate Mortgage Trust 2007-2	0.403%	6/25/37	Caa3	291,303
1,995	Credit Suisse CSMC Mortgage-Backed Trust, Pass-Through Certificates Series 2007-3	5.746%	4/25/37	CCC	1,184,170
691	Credit Suisse First Boston Mortgage Acceptance Corporation, Adjustable Rate Mortgage-Backed Pass-Through Certificates Series 2005-12	2.979%	3/25/36	Caa3	519,352
443	Credit Suisse First Boston Mortgage Securities Corporation, Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-2	2.704%	5/25/36	D	391,968
1,500	Credit Suisse Mortgage Corporation, Series 2010 RR5, 144A	5.467%	9/18/39	AAA	1,630,035
5,090	Fannie Mae Guaranteed REMIC Pass-Through Certificates Series 2011-15, (I/O)	6.867%	3/25/41	Aaa	906,621
1,993	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates, (I/O)	6.447%	12/25/36	Aaa	299,117
2,387	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates, (I/O)	6.207%	12/25/36	Aaa	385,281
3,937	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates, (I/O)	6.107%	8/25/37	Aaa	550,532

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Residential (continued)
$4,770	Fannie Mae Real Estate Mortgage Investment Conduit, Series, 2012-9 CS, (I/O)	6.357%	2/25/42	Aaa	$722,941
962	Fannie Mae REMIC Pass-Through Certificates, (I/O)	6.387%	10/25/36	Aaa	170,127
2,147	Fannie Mae REMIC Pass-Through Certificates, (I/O)	6.307%	1/25/40	Aaa	310,534
3,361	Fannie Mae REMIC Pass-Through Certificates, (I/O)	6.057%	2/25/40	Aaa	471,688
2,185	Federal Home Loan Mortgage Corporation, REMIC, (I/O)	6.458%	5/15/36	Aaa	322,381
2,000	First Franklin Mortgage Loan Trust, Collateralized Mortgage Obligation, Series 2005-FFH3, (3)	0.723%	9/25/35	B3	1,804,662
556	First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2007-FA2	5.500%	4/25/37	D	425,106
311	First Horizon Mortgage Pass-Through Certificates Trust, Series 2007-AR1	2.598%	5/25/37	D	244,750
170	First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificate Series 2007-AR2	2.516%	8/25/37	D	137,394
2,615	Freddie Mac Collateralized Mortgage REMIC Series 3028, (I/O)	6.558%	9/15/35	Aaa	403,500
996	Freddie Mac Mortgage Loan, Series 3311 IB, (I/O)	6.218%	5/15/37	Aaa	185,322
1,292	Freddie Mac Multiclass Certificates Series 3502, (I/O)	5.958%	1/15/39	AAA	157,489
3,437	Freddie Mac Multiclass Certificates, Series 3157, (I/O)	6.958%	5/15/36	Aaa	643,699
2,740	Freddie Mac Multi-Class Certificates, (I/O)	6.108%	8/15/35	Aaa	400,123
1,597	Freddie Mac Multi-Class Certificates, (I/O)	6.808%	8/15/36	Aaa	266,233
3,032	Freddie Mac Multi-Class Certificates, (I/O)	6.508%	12/15/36	Aaa	426,903
2,753	Freddie Mac Multi-Class Certificates, (I/O)	6.478%	12/15/36	Aaa	296,897
1,977	Freddie Mac Multi-Class Certificates, (I/O)	6.208%	6/15/39	Aaa	213,126
4,301	Freddie Mac Multi-Class Certificates, (I/O)	6.028%	1/15/40	Aaa	611,352
1,200	Freddie Mac Multifamily Mortgage Trust, Series 2011-K704, 144A	4.687%	10/25/30	AA+	1,225,166
835	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2010-K6, 144A	5.533%	12/25/46	Aaa	877,385
370	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2012-K710, 144A	3.949%	6/25/47	A-	359,852
5,375	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K025, (I/O)	1.811%	11/25/40	Aaa	665,527
1,912	Freddie Mac Multifamily Structured Pass-Through Certificates Series KF01, (I/O)	2.036%	7/25/40	Aaa	260,761
1,300	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K013, (I/O)	2.885%	1/25/43	Aaa	220,228
4,655	Freddie Mac Multifamily Structures Pass-Through Certificates, Series 2011-K012, (I/O)	2.366%	1/25/41	Aaa	642,314
1,041	Freddie Mac REMICS, (I/O)	6.378%	9/15/36	Aaa	166,346
4,885	Freddie Mac Structured Pass-Through Certificates, Series K711 X3, (I/O)	1.675%	8/25/40	Aaa	405,063
1,670	GMACM Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2005-AF2, (3)	6.000%	12/25/35	D	1,345,100
1,240	GMACM Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2006-AR1	3.898%	4/19/36	Caa3	1,030,342
1,816	Goldman Sachs GSAA Home Equity Trust, Series 2006-4 4A2, (3)	0.423%	3/25/36	Caa3	1,505,169
558	Goldman Sachs GSAA Home Equity Trust, Series 2007-8	0.643%	8/25/37	CCC	441,453
528	Goldman Sachs Mortgage Securities Corporation, GSR Mortgage Loan Trust, Mortgage Pass-Through Certificates Series 2007-AR1	2.837%	3/25/47	D	433,151
978	Goldman Sachs Mortgage Securities Corporation, Home Equity Asset-Backed Certificates Trust 2007-1	0.273%	2/25/37	CCC	482,712
2,305	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2006-AR1 2A4	2.796%	1/25/36	D	1,829,153
566	Government National Mortgage Association Pool, (I/O)	4.500%	10/20/39	Aaa	140,000
3,945	Granite Master Issuer PLC Series 2006-3	0.272%	12/20/54	Aaa	3,823,085
1,500	Greenwich Capital Commercial Funding Corporation, Commercial Mortgage Pass- Through Certificates Series 2007-GG9	5.475%	3/10/39	BBB	1,576,733
730	GSAA Home Equity Trust Series 2007-5	0.293%	3/25/47	CCC	356,429
996	GSAA Home Equity Trust Series 2007-5	5.788%	3/25/47	CCC	676,188
1,921	GSR Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-AR2, (3)	2.732%	4/25/36	D	1,587,397
174	IndyMac INDA Mortgage Loan Trust, Series 2006-AR1	5.332%	8/25/36	B2	167,913
1,764	IndyMac INDA Mortgage Loan Trust, Series 2007-AR3, (3)	5.715%	7/25/37	Caa2	1,587,090
203	IndyMac INDX Mortgage Loan Trust 2006 AR25	2.903%	9/25/36	Ca	140,820
2,483	IndyMac INDX Mortgage Loan Trust, Series 2005-AR23	2.509%	11/25/35	Caa3	1,937,999
1,056	IndyMac INDX Mortgage Loan Trust, Series 2006-AR15	0.313%	7/25/36	D	731,294
1,127	IndyMac INDX Mortgage Loan Trust, Series 2006-AR27	0.383%	10/25/36	CCC	693,277

Nuveen Investments

JMT

Nuveen Mortgage Opportunity Term Fund 2 (continued)

Portfolio of Investments June 30, 2013 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Residential (continued)
$860	IndyMac INDX Mortgage Loan Trust, Series 2006-AR3	2.908%	3/25/36	Ca	$579,151
2,526	IndyMac INDX Mortgage Loan Trust, Series 2007-AR7 2A1	2.202%	6/25/37	Ca	1,787,336
1,575	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2005-LDP3, (3)	5.169%	8/15/42	A	1,640,848
870	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-CB16	5.593%	5/12/45	A	937,636
905	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-LDP8	5.480%	5/15/45	A3	912,145
463	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-S4 A5	6.000%	1/25/37	Caa3	387,675
2,133	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-S4 A8, (3)	0.573%	1/25/37	Caa3	1,318,904
1,300	JPMorgan Chase Commercial Mortgage Securities Trust, Pass-Through Certificates Series 2006-LDP9, (3)	5.337%	5/15/47	Ba1	1,332,512
700	JPMorgan Chase Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-CB17 AM	5.464%	12/12/43	Ba1	694,039
2,400	JPMorgan Mortgage Acquisition Corporation, Asset-Backed Pass-Through Certificates, Series 2007-CH5, (3)	0.453%	5/25/37	Caa1	1,623,751
535	JPMorgan Mortgage Acquisition Trust, Asset-Backed Pass-Through Certificates, Series 2007-CH3	0.343%	3/25/37	Caa1	475,306
168	JPMorgan Mortgage Acquisition Trust, Asset-Backed Pass-Through Certificates. Series 2006-WMC2	0.290%	7/25/36	CCC	76,809
1,476	JPMorgan Mortgage Acquisition Trust, Series 2006-A6	4.108%	10/25/36	Caa2	1,203,422
222	JPMorgan Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-S3	6.000%	8/25/37	D	194,310
242	JPMorgan Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-A4	2.781%	6/25/37	D	191,563
730	JPMorgan Mortgage Trust, Mortgage Pass-Through Certificates, Series 2006-A4	2.779%	6/25/36	Caa2	575,952
800	LB UBS Commercial Mortgage Trust, Series 2006-C4	6.081%	6/15/38	Ba2	798,115
1,680	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-2, (3)	2.574%	8/25/36	Caa2	1,436,120
2,337	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-3	3.124%	6/25/37	D	1,751,565
325	Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, 2005-A9	2.610%	12/25/35	CCC	287,332
242	Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, Series 2005-A6	0.473%	8/25/35	BB+	234,709
1,200	Merrill Lynch Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C1 AM	6.038%	6/12/50	B-	1,189,478
2,000	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14, (3)	5.876%	4/15/49	Ba2	2,012,074
283	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-3AR	2.803%	3/25/36	Caa3	207,485
2,150	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-13, (3)	6.000%	10/25/37	D	1,666,305
1,370	Mortgage Asset Securitization Transactions Inc., Adjustable Rate Mortgage Pass-Through Certificates, Series 2007-HF2	0.503%	9/25/37	CCC	1,129,588
1,948	Mortgage IT Trust, Mortgage-Backed Notes, Series 2005-5, (3)	0.453%	12/25/35	BB+	1,693,875
525	Nomura Asset Acceptance Corporation, Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2005-AP3	5.607%	8/25/35	CCC	1,002,523
210	Oaktree Real Estate Investment Vehicle 2012 LVI-A, 144A	4.000%	9/25/44	Baa3	409,471
190	Popular Asset Backed Securities Mortgage Pass-Through Trust 2005-2 M1	5.298%	4/25/35	B-	209,666
1,472	Renaissance Home Equity Loan Trust 2005-3, (3)	4.934%	8/25/35	Ba3	155,613
2,204	Renaissance Home Equity Loan Trust Asset Backed Certificates, Series 2007-3	7.238%	9/25/37	CCC	1,410,227
576	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 1006-QS10	0.493%	8/25/36	Caa3	1,261,537
653	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QS8	6.000%	6/25/37	Caa3	334,131
2,463	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QA10 A31	3.769%	9/25/35	Caa3	517,657
1,407	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QA6	0.383%	7/25/36	Caa3	1,972,765
1,541	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS1, (3)	5.750%	1/25/36	Caa3	1,293,959

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Residential (continued)
$325	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QS2	6.250%	1/25/37	Caa3	$251,133
1,109	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QA1	3.810%	1/25/36	Caa3	832,637
391	Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS15	6.500%	10/25/36	Ca	299,654
199	Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS8	0.643%	8/25/36	Ca	122,177
950	Residential Asset Mortgage Products Inc. Asset Backed Pass-Through Certificates, Series 2005-RS7	0.693%	7/25/35	B	778,985
2,255	Residential Asset Mortgage Products, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-NC2	0.483%	2/25/36	CCC	1,765,972
269	Residential Funding Mortgage Securities I Inc., Mortgage Pass-Through Certificates, Series 2005-SA4	3.179%	9/25/35	Caa1	246,709
827	Residential Funding Mortgage Securities I, Mortgage Pass-Through Securities Series 2006-S1	3.370%	2/25/36	Caa2	703,663
512	Residential Funding Mortgage Securities I, Mortgage Pass-Through Certificates, Series 2007-SA2	3.219%	4/25/37	Caa2	427,150
2,208	Residential Funding Mortgage Securities I, Mortgage Pass-Through Certificates, Series 2007-SA2, (3)	3.219%	4/25/37	Caa2	1,842,727
219	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-3	4.828%	7/20/37	D	177,114
2,039	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1, (3)	2.576%	2/20/47	CCC	1,699,500
388	Sierra Receivables Funding Company, Series 2011-1A, 144A	6.190%	4/20/26	BB	398,273
84	Sierra Receivables Funding Company, 144A	5.310%	11/20/25	BBB	86,737
209	SMA Issuer LLC 2012-LV1, 144A	3.500%	8/20/25	Baa3	209,557
291	Soundview Home Equity Loan Trust 2004-WMC1 M1	0.943%	1/25/35	BBB+	260,664
1,893	Structured Adjustable Rate Mortgage Loan Pass-Through Trust, Series 2007-6 2A1, (3)	0.383%	7/25/37	CCC	1,375,784
84	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-4	5.650%	10/25/37	Caa1	75,756
2,170	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-1, (3)	2.959%	2/25/37	D	1,764,915
1,203	TAL Advantage LLC, Series 2013-1A A, 144A	2.830%	2/22/38	A	1,154,646
1,347	Thornburg Mortgage Securities Trust, Mortgage Loan Pass-Through Certificates, Series 2005-1, (3)	2.429%	4/25/45	A+	1,337,364
1,300	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C30	5.413%	12/15/43	B	1,217,325
1,175	Wachovia Commercial Mortgage Trust, Pass-Through Certificates, Series 2005-C21, 144A	5.414%	10/15/44	BB	1,130,809
295	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY4	2.361%	11/25/36	D	243,040
692	Washington Mutual Mortgage Pass-Through Certificates Trust 2006-AR14	2.379%	11/25/36	D	567,127
580	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR	2.088%	1/25/37	D	455,197
570	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY6	4.638%	6/25/37	D	460,450
2,005	Washington Mutual Mortgage Securities Corporation, Pass-Through Certificates, Series 2006-AR, (3)	2.386%	12/25/36	D	1,660,158
1,030	Wells Fargo Alternative Loan Trust, Mortgage Asset-Backed Pass-Through Certificates Series 2007-PA6	2.877%	12/28/37	D	792,833
286	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificate Series 2006-AR14	2.636%	10/25/36	Caa2	246,560
110	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificates Series 2006-AR16	3.097%	10/25/36	CCC	97,735
305	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificates, Series 2007-AR8	5.980%	11/25/37	Caa2	267,076
2,107	Wells Fargo Mortgage Backed Securities, Collateralized Mortgage Obligation, Series 2007-AR7 A1, (3)	2.909%	12/28/37	Caa3	1,797,055
792	Wells Fargo Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2006-AR8	2.707%	4/25/36	CC	716,824
265,581	Total Residential				168,586,615
$265,581	Total Mortgage-Backed Securities (cost $162,731,792)				168,586,615

Nuveen Investments

JMT

Nuveen Mortgage Opportunity Term Fund 2 (continued)

Portfolio of Investments June 30, 2013 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Asset-Backed Securities – 0.5%
	Wireless Telecommunication Services – 0.5%
$625	GTP Acquisition Partners I LLC, 144A	4.704%	5/15/18	Ba3	$616,275
$625	Total Asset-Backed Securities (cost $625,000)				616,275
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	PPIP Limited Partnership – 0.1%
$—	Wellington Management Legacy Securities PPIF (Offshore), LP, (4)	N/A	N/A	N/A	$72,601
$—	Total PPIP Limited Partnership (cost $–)				72,601
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 6.5%
$8,459	Repurchase Agreement with State Street Bank, dated 6/28/13, repurchase price $8,458,511, collateralized by $8,770,000 U.S. Treasury Notes, 0.625%, due 5/31/17, value $8,630,311	0.010%	7/01/13		$8,458,504
	Total Short-Term Investments (cost $8,458,504)				8,458,504
	Total Investments (cost $171,815,296) – 137.7%				177,733,995
	Reverse Repurchase Agreements – (35.9)%				(46,316,986)
	Other Assets Less Liabilities – (1.8)%				(2,310,402)
	Net Assets – 100%				$129,106,607

Investments in Derivatives as of June 30, 2013

Futures Contracts oustanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Unrealized Appreciation (Depreciation)
U.S. 5-Year Treasury Note	Short	(28)	9/13	$(3,389,313)	$38,846

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets.

  (2)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (3)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements.

  (4)  Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Footnote 2—Investment Valuation and Fair Value Measurements for more information.

  PPIP  Public-Private Investment Program.

  I/O  Interest only security.

  N/A  Not applicable.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

June 30, 2013 (Unaudited)

	Mortgage Opportunity Term Fund (JLS)	Mortgage Opportunity Term Fund 2 (JMT)
Assets
Investments, at value (cost $549,385,177 and $171,815,296, respectively)	$569,133,874	$177,733,995
Deposit with brokers for open futures contracts	73,770	18,901
Receivables:
Interest	1,931,356	594,164
Investments sold	259	18,000
Variation margin on futures contracts	2,735	—
Other assets	24,321	4,451
Total assets	571,166,315	178,369,511
Liabilities
Reverse repurchase agreements	147,592,663	46,316,986
Payables:
Dividends	2,480,628	711,007
Investments purchased	3,224,184	1,964,631
Variation margin on futures contracts	1,219	656
Accrued expenses:
Management fees	522,983	165,127
Trustees fees	22,935	966
Other	106,689	103,531
Total liabilities	153,951,301	49,262,904
Net assets	$417,215,014	$129,106,607
Shares outstanding	15,888,417	4,871,277
Net asset value per share outstanding	$26.26	$26.50
Net assets consist of:
Shares, $.01 par value per share	$158,884	$48,713
Paid-in surplus	373,686,377	115,905,860
Undistributed (Over-distribution of) net investment income	(20,713,213)	(9,267,644)
Accumulated net realized gain (loss)	44,166,426	16,462,133
Net unrealized appreciation (depreciation)	19,916,540	5,957,545
Net assets	$417,215,014	$129,106,607
Authorized shares	Unlimited	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

Six Months Ended June 30, 2013 (Unaudited)

	Mortgage Opportunity Term Fund (JLS)	Mortgage Opportunity Term Fund 2 (JMT)
Investment Income	$12,123,131	$3,750,299
Expenses
Management fees	3,162,936	997,295
Interest expense	1,339,624	420,388
Shareholder servicing agent fees and expenses	79	93
Custodian fees and expenses	61,564	33,760
Trustees fees and expenses	7,122	2,328
Professional fees	72,513	69,781
Shareholder reporting expenses	41,887	17,061
Stock exchange listing fees	4,313	4,345
Investor relations expenses	23,950	7,609
Other expenses	9,530	8,370
Total expenses	4,723,518	1,561,030
Net investment income (loss)	7,399,613	2,189,269
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	42,714,575	14,331,260
Futures contracts	75,043	23,234
Interest rate swaps	52,571	16,216
Change in net unrealized appreciation (depreciation) of:
Investments	(39,319,418)	(13,790,832)
Futures contracts	133,541	25,644
Interest rate swaps	(92,156)	(28,410)
Net realized and unrealized gain (loss)	3,564,156	577,112
Net increase (decrease) in net assets from operations	$10,963,769	$2,766,381

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS (Unaudited)

	Mortgage Opportunity Term Fund (JLS)		Mortgage Opportunity Term Fund 2 (JMT)
	Six Months Ended 6/30/13	Year Ended 12/31/12	Six Months Ended 6/30/13	Year Ended 12/31/12
Operations
Net investment income (loss)	$7,399,613	$20,201,478	$2,189,269	$5,736,223
Net realized gain (loss) from:
Investments	42,714,575	180,281	14,331,260	71,525
Futures contracts	75,043	(139,719)	23,234	(50,287)
Interest rate swaps	52,571	—	16,216	—
Put options purchased	—	(97,940)	—	(29,521)
Change in net unrealized appreciation (depreciation) of:
Investments	(39,319,418)	87,045,007	(13,790,832)	29,212,614
Futures contracts	133,541	51,136	25,644	17,954
Interest rate swaps	(92,156)	92,156	(28,410)	28,410
Net increase (decrease) in net assets from operations	10,963,769	107,332,399	2,766,381	34,986,918
Distributions to Shareholders
From and in excess of net investment income	(16,218,284)	—	(4,973,179)	—
From net investment income	—	(22,430,270)	—	(7,291,241)
From accumulated net realized gains	—	(10,399,094)	—	(2,704,636)
Decrease in net assets from distributions to shareholders	(16,218,284)	(32,829,364)	(4,973,179)	(9,995,877)
Capital Share Transactions
Net proceeds from shares issued to shareholders due to reinvestment of distributions	352,608	782,383	457,917	1,243,668
Net increase (decrease) in net assets applicable to shares from capital share transactions	352,608	782,383	457,917	1,243,668
Net increase (decrease) in net assets	(4,901,907)	75,285,418	(1,748,881)	26,234,709
Net assets at the beginning of period	422,116,921	346,831,503	130,855,488	104,620,779
Net assets at the end of period	$417,215,014	$422,116,921	$129,106,607	$130,855,488
Undistributed (Over-distribution of) net investment income at the end of period	$(20,713,213)	$(11,894,542)	$(9,267,644)	$(6,483,734)

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CASH FLOWS

Six Months Ended June 30, 2013 (Unaudited)

	Mortgage Opportunity Term Fund (JLS)	Mortgage Opportunity Term Fund 2 (JMT)
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets from Operations	$10,963,769	$2,766,381
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided (used in) operating activities:
Purchases of investments	(167,948,251)	(49,881,064)
Proceeds from sales and maturities of investments	40,392,485	8,133,092
PPIP distributions	41,279,472	14,328,027
Proceeds from (Purchase of) short-term investments, net	387,094	(3,913,383)
Proceeds from (Payments for) interest rate swap contracts, net	52,571	16,216
Amortization (Accretion) of premiums and discounts, net	(2,468,047)	(776,808)
(Increase) Decrease in:
Deposits with brokers for open future contracts	37,305	14,230
Receivable for interest	(367,368)	(119,676)
Receivable for investments sold	(259)	(18,000)
Receivable for variation margin on futures contracts	2,890	—
Other assets	(5,293)	(3,498)
Increase (Decrease) in:
Payable for investments purchased	3,224,184	1,964,631
Payable for variation margin on futures contracts	1,219	156
Accrued management fees	52,233	18,308
Accrued Trustees fees	3,713	273
Accrued other expenses	(36,903)	(47,988)
Net realized (gain) loss from:
Investments	(42,714,575)	(14,331,260)
Interest rate swaps	(52,571)	(16,216)
Paydowns	5,588,334	1,699,794
Change in net unrealized (appreciation) depreciation of:
Investments	39,319,418	13,790,832
Interest rate swaps	92,156	28,410
Net cash provided by (used in) operating activities	(72,196,424)	(26,347,543)
Cash Flows from Financing Activities:
Net borrowings through reverse repurchase agreements	85,581,472	30,151,798
Cash distributions paid to shareholders	(13,385,048)	(3,804,255)
Net cash provided by (used in) financing activities	72,196,424	26,347,543
Net Increase (Decrease) in Cash	—	—
Cash at the beginning of period	—	—
Cash at the End of Period	$—	$—

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CASH FLOWS (continued)

Supplemental Disclosure of Cash Flow Information

Non-cash financing activities not included herein consist of reinvestments of share distributions as follows:

Mortgage Opportunity Term Fund (JLS)	Mortgage Opportunity Term Fund 2 (JMT)
$352,608	$457,917

Cash paid for interest on reverse repurchase agreements was as follows:

Mortgage Opportunity Term Fund (JLS)	Mortgage Opportunity Term Fund 2 (JMT)
$966,152	$290,590

See accompanying notes to financial statements.

Nuveen Investments

Financial

HIGHLIGHTS (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income		From Accumulated Net Realized Gains	Return of Capital	Total	Offering Costs	Ending Net Asset Value	Ending Market Value
Mortgage Opportunity Term Fund (JLS)
Year ended 12/31:
2013(i)	$26.59	$.47	$.22	$.69	$(1.02	)***	$—	$—	$(1.02)	$—	$26.26	$25.40
2012	21.89	1.27	5.50	6.77	(1.42)		(.65)	—	(2.07)	—	26.59	27.22
2011	25.63	1.91	(3.58)	(1.67)	(1.87)		—	(.20)	(2.07)	—	21.89	20.35
2010	23.89	1.81	1.90	3.71	(1.71)		(.24)	(.02)	(1.97)	— **	25.63	25.50
2009(b)	23.88	.02	.04	0.06	—		—	—	—	(.05)	23.89	25.00
Mortgage Opportunity Term Fund 2 (JMT)
Year ended 12/31:
2013(i)	26.95	.45	.12	.57	(1.02	)***	—	—	(1.02)	—	26.50	25.63
2012	21.78	1.19	6.05	7.24	(1.51)		(.56)	—	(2.07)	—	26.95	27.18
2011	25.64	1.90	(3.73)	(1.83)	(1.92)		(.07)	(.04)	(2.03)	—	21.78	20.40
2010(c)	23.88	1.19	1.96	3.15	(1.13)		(.21)	—	(1.34)	(.05)	25.64	24.38

Nuveen Investments

			Ratios/Supplemental Data
	Total Returns			Ratios to Average Net Assets(e)
	Based on Market Value(d)	Based on Net Asset Value(d)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)(g)
Mortgage Opportunity Term Fund (JLS)
Year ended 12/31:
2013(i)	(3.18)%	2.47%	$417,215	2.16	%*	3.39	%*	9%
2012	45.47	32.15	422,117	1.45		5.22		12
2011	(12.68)	(6.90)	346,832	1.44		7.90		23
2010	10.47	16.06	405,755	1.30		7.32		109
2009(b)	.00	.06	358,525	1.21	*	.96	*	0
Mortgage Opportunity Term Fund 2 (JMT)
Year ended 12/31:
2013(i)	(2.17)	1.99	129,107	2.31	*	3.24	*	6
2012	44.87	34.56	130,855	1.61		4.84		12
2011	(8.51)	(7.48)	104,621	1.58		7.86		35
2010(c)	3.07	13.20	123,159	1.45	*	5.68	*	135

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  For the period November 25, 2009 (commencement of operations) through December 31, 2009.

(c)  For the period February 23, 2010 (commencement of operations) through December 31, 2010.

(d)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(e)  Each ratio includes the effect of interest expense on reverse repurchase agreements as follows:

	Ratios of Interest Expense on Reverse Repurchase Agreements to Average Net Assets(h)
Mortgage Opportunity Term Fund (JLS)
Year ended 12/31:
2013(i)	.61	%*
2012	.02
Mortgage Opportunity Term Fund 2 (JMT)
2013(i)	.62	*
2012	.01

(f)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Footnote 5—Investment Transactions) divided by the average long-term market value during the period.

(g)  For the fiscal years beginning after December 31, 2011, the Funds will no longer exclude dollar roll transactions, where applicable.

(h)  The Fund did not invest in reverse repurchase agreements prior to the fiscal year ended December 31, 2012.

(i)  For the six months ended June 30, 2013.

*  Annualized.

**  Rounds to less than $.01 per share.

***  Represents distributions paid "From and in excess of net investment income."

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") symbols are as follows (each a "Fund" and collectively, the "Funds"):

• Nuveen Mortgage Opportunity Term Fund (JLS) ("Mortgage Opportunity Term (JLS)")

• Nuveen Mortgage Opportunity Term Fund 2 (JMT) ("Mortgage Opportunity Term 2 (JMT)")

The Funds are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as non-diversified closed-end registered investment companies. Mortgage Opportunity Term (JLS) and Mortgage Opportunity Term 2 (JMT) were organized as Massachusetts business trusts on September 10, 2009 and December 16, 2009, respectively. It is anticipated that Mortgage Opportunity Term (JLS) and Mortgage Opportunity Term 2 (JMT) will terminate on November 30, 2019 and February 28, 2020, respectively. Upon termination, the Funds will distribute all of their assets to shareholders of record as of the date of termination.

The Funds' investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). The Adviser is responsible for each Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Wellington Management Company, LLP ("Wellington Management") and Nuveen Asset Management, LLC ("NAM"), a subsidiary of the Adviser (collectively, the "Sub-Advisers"). Wellington Management manages the Funds' investments in mortgage-backed securities ("MBS") and other permitted investments. NAM manages the Funds' investments in futures, options and swap contracts.

Each Fund's investment objective is to generate attractive total returns through opportunistic investments in MBS. Each Fund seeks to achieve its investment objective by investing primarily in non-agency residential mortgage-backed securities ("RMBS") and commercial mortgage-backed securities ("CMBS"). Each Fund invests in MBS directly, and indirectly through a separate investment as a limited partner in a private feeder fund (the "Feeder PPIP Fund," collectively, the "Feeder PPIP Funds"). At the beginning of the fiscal period, each Fund remained invested, through separate feeder funds, in a master fund (the "Master PPIP Fund") managed by Wellington Management that invests directly in MBS and other assets eligible for purchase under the Public-Private Investment Program ("PPIP") established by the U.S. Department of the Treasury ("UST"). During the period, the Master PPIP Fund's investments were liquidated, its leverage was repaid and the remaining proceeds were returned to investors, including the Funds, in accordance with the terms of PPIP. Income and cash proceeds received by the Funds as part of this managed wind down have been invested by the Funds directly in MBS and other permitted investments in accordance with their investment objectives. Each Fund may also invest up to 20% of its Managed Assets (as defined in Footnote 7—Management Fees and Other Transactions with Affiliates) in other permitted investments, including cash and cash equivalents, UST securities, non-mortgage related asset-backed securities, inverse floating rate securities, municipal securities, interest rate futures, interest rate swaps and swaptions, non-MBS credit default swaps (including swaps based on a credit default swap index, such as the CMBX index) and other synthetic mortgage-related exposure, including equity investments in mortgage real estate investment trusts ("REITs"), as permitted by the 1940 Act.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States ("U.S. GAAP").

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Fund's portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of June 30, 2013, the Funds had no outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to

Nuveen Investments

pursue other claims or legal actions on behalf of Fund shareholders. Should the Funds receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund makes monthly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Funds' Board of Trustees, each Fund seeks to establish a distribution rate that roughly corresponds to the cash flows from its investment strategies through regular monthly distributions (a "Managed Distribution Program"), which each Fund adopted during the current fiscal period as approved by its Board of Trustees.

Total distributions during a calendar year generally will be made from a Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund's assets and is treated by shareholders as a non-taxable distribution ("Return of Capital") for tax purposes. In the event that total distributions during a calendar year exceed a Fund's total return on net asset value, the difference will reduce net asset value per share. If a Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Funds during the fiscal year ended December 31, 2012 is reflected in the accompanying financial statements.

The distributions made by each Fund during the six months ended June 30, 2013, are provisionally classified as being "From and in excess of net investment income," and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating "Undistributed (Over distribution of) net investment income" as of June 30, 2013, the distribution amounts provisionally classified as "From and in excess of net investment income" were treated as being entirely from net investment income. Consequently, the financial statements as of June 30, 2013, reflect an over-distribution of net investment income.

Indemnifications

Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds have entered into transactions subject to enforceable netting agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis. As of June 30, 2013, the Funds were not invested in any portfolio securities or derivatives, other than the reverse repurchase agreements described above, with gross exposures on the Statement of Assets and Liabilities that could be netted subject to netting agreements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

In determining the value of each Fund's direct investments, securities, interest rate swap contracts and other assets for which market quotations are available are valued at market value. The prices of each Fund's direct investments (which consist primarily of MBS) are provided by pricing services approved by each Fund's Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Futures contracts are valued using the closing settlement price, or in the absence of such a price, the last traded price and are generally classified as Level 1. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds' Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds' Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 —  Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 —  Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —  Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

Mortgage Opportunity Term (JLS)	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Mortgage-Backed Securities	$—	$555,117,228	$—		$555,117,228
Asset-Backed Securities	—	2,036,173	—		2,036,173
PPIP Limited Partnership	—	—	278,139	**	278,139
Short-Term Investments:
Repurchase Agreements	—	11,702,334	—		11,702,334
Derivatives:
Futures Contracts***	167,843	—	—		167,843
Total	$167,843	$568,855,735	$278,139		$569,301,717

Nuveen Investments

Mortgage Opportunity Term 2 (JMT)	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Mortgage-Backed Securities	$—	$168,586,615	$—		$168,586,615
Asset-Backed Securities	—	616,275	—		616,275
PPIP Limited Partnership	—	—	72,601	**	72,601
Short-Term Investments:
Repurchase Agreements	—	8,458,504	—		8,458,504
Derivatives:
Futures Contracts***	38,846	—	—		38,846
Total	$38,846	$177,661,394	$72,601		$177,772,841

*  Refer to the Fund's Portfolio of Investments for industry classifications.

**  Represents the remaining cash balance in Wellington Management Legacy Securities PPIF, LP and Wellington Management Legacy Securities PPIF, LP (Offshore) the feeder fund through which Nuveen Mortgage Opportunity Term Fund (JLS) and Nuveen Mortgage Opportunity Term Fund 2 (JMT), respectively, invested in the Master PPIP Fund.

***  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

The following is a reconciliation of each Fund's Level 3 investments held at the beginning and end of the measurement period:

Mortgage Opportunity Term (JLS)	Level 3 PPIP Limited Partnership
Balance at the beginning of period	$108,923,423
Gains (losses):
Net realized gains (losses)	—
Change in net unrealized appreciation (depreciation)	(33,135,795)
Purchases at cost	—
Sales at proceeds	(75,509,489)
Net discounts (premiums)	—
Transfers in to	—
Transfers out of	—
Balance at the end of period	$278,139
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of June 30, 2013	$(33,135,795)
Mortgage Opportunity Term 2 (JMT)	Level 3 PPIP Limited Partnership
Balance at the beginning of period	$37,868,197
Gains (losses):
Net realized gains (losses)	—
Change in net unrealized appreciation (depreciation)	(11,492,916)
Purchases at cost	—
Sales at proceeds	(26,302,680)
Net discounts (premiums)	—
Transfers in to	—
Transfers out of	—
Balance at the end of period	$72,601
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of June 30, 2013	$(11,492,916)

The Nuveen funds' Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds' pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i.)  If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii.)  If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

MBS

Under normal circumstances, each Fund invests at least 80% of its managed assets in MBS, consisting primarily of non-agency RMBS and CMBS.

PPIP Investments

On March 23, 2009, the UST, in conjunction with the Federal Deposit Insurance Corporation and the Board of Governors of the United States Federal Reserve, announced the creation of PPIP. PPIP was designed to encourage the transfer of certain illiquid legacy real estate-related assets off the balance sheets of financial institutions, restarting the market for these assets and supporting the flow of credit and other capital into the broader economy. Pursuant to PPIP, public-private investment partnerships like the Master PPIP Fund were created through which privately raised capital and UST capital were pooled together to facilitate the purchase of PPIP eligible assets, which included certain RMBS and CMBS issued prior to 2009.

At the beginning of the period, each Fund remained invested, through separate feeder funds, in the Master PPIP Fund. Each Fund's interest in its respective feeder fund is substantially identical to those of the other investors in the feeder fund in all material respects, except the Funds are not subject to the management fees of the feeder funds. Investors in each Fund, however, pay a management fee on each Fund's Managed Assets, which includes total assets attributable to each Fund's direct investments and its indirect investment in the Master PPIP Fund, which was leveraged through a senior secured term loan facility with the UST. During the period, the Master PPIP Fund's investments were liquidated, its leverage was repaid and the remaining proceeds were returned to investors, including the Funds, in accordance with the terms of PPIP.

Leverage

Each Fund intends to use leverage to enhance the total return potential of its overall investment strategy. Each Fund intends to limit its combined effective leverage ratio (measured by the aggregate dollar amount of all leverage facilities, whether direct or indirect) to 33% of its Managed Assets.

Each Fund's indirect investment in the Master PPIP Fund was leveraged by non-recourse borrowings by the Master PPIP Fund under a credit agreement with the UST. During the period, the Master PPIP Fund was wound down and its leverage was repaid in accordance with the terms of PPIP.

In conjunction with the wind down of the Master PPIP Fund, each Fund during the period began to employ reverse repurchase agreements to replace the Master PPIP Fund's leverage. In a reverse repurchase agreement, a Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, with the Fund retaining the risk of loss that is associated with that security. Each Fund will segregate assets determined to be liquid by the Adviser to cover its obligations under reverse repurchase agreements. Securities sold under reverse repurchase agreements are recorded as a liability and recognized as "Reverse repurchase agreements" on the Statement of Assets and Liabilities.

Interest payments made on reverse repurchase agreements are recognized as a component of "Interest expense" on the Statement of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

Nuveen Investments

As of June 30, 2013, each Fund's outstanding balances on its reverse repurchase agreements were as follows:

Mortgage Opportunity Term (JLS) Counterparty	Coupon	Principal Amount	Maturity	Value	Value and Accrued Interest
Barclays PLC	2.030%	$(10,900,000)	7/22/13	$(10,900,000)	$(10,942,410)
Barclays PLC	2.030	(14,500,000)	7/26/13	(14,500,000)	(14,551,511)
First Boston	1.950	(37,180,000)	7/15/13	(37,180,000)	(37,333,058)
First Boston	1.950	(20,200,000)	8/20/13	(20,200,000)	(20,243,767)
First Boston	1.950	(10,000,000)	9/4/13	(10,000,000)	(10,014,625)
First Boston	1.950	(16,300,000)	9/5/13	(16,300,000)	(16,322,956)
JPMorgan	1.530	(5,800,000)	7/8/13	(5,800,000)	(5,820,459)
JPMorgan	1.780	(13,030,000)	7/8/13	(13,030,000)	(13,083,474)
JPMorgan	1.930	(3,815,000)	7/8/13	(3,815,000)	(3,831,976)
JPMorgan	1.670	(5,553,000)	9/10/13	(5,553,000)	(5,557,894)
JPMorgan	2.020	(9,880,000)	9/10/13	(9,880,000)	(9,890,533)
		$(147,158,000)		$(147,158,000)	$(147,592,663)
Mortgage Opportunity Term 2 (JMT) Counterparty	Coupon	Principal Amount	Maturity	Value	Value and Accrued Interest
Barclays PLC	2.030%	$(3,350,000)	7/22/13	$(3,350,000)	$(3,363,034)
Barclays PLC	2.030	(5,000,000)	7/26/13	(5,000,000)	(5,017,762)
First Boston	1.950	(12,845,000)	7/15/13	(12,845,000)	(12,897,878)
First Boston	1.950	(5,900,000)	8/20/13	(5,900,000)	(5,912,783)
First Boston	1.950	(5,600,000)	9/5/13	(5,600,000)	(5,607,887)
JPMorgan	1.530	(2,000,000)	7/8/13	(2,000,000)	(2,007,055)
JPMorgan	1.780	(5,445,000)	7/8/13	(5,445,000)	(5,467,346)
JPMorgan	1.930	(1,485,000)	7/8/13	(1,485,000)	(1,491,608)
JPMorgan	1.670	(1,162,000)	9/10/13	(1,162,000)	(1,163,024)
JPMorgan	2.020	(3,385,000)	9/10/13	(3,385,000)	(3,388,609)
		$(46,172,000)		$(46,172,000)	$(46,316,986)

During the six months ended June 30, 2013, the average daily balance outstanding and weighted average interest rate on each Fund's reverse repurchase agreements were as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Average daily balance outstanding	$140,264,320	$43,888,691
Weighted average interest rate	1.86%	1.86%

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

The following table presents the reverse repurchase agreements, which are subject to netting agreements, as well as the collateral delivered related to those reverse repurchase agreements.

	Counterparty	Reverse* Repurchase Agreements	Collateral Pledged to Counterparty	Net Exposure
Mortgage Opportunity (JLS)
Reverse repurchase agreement	Barclays PLC	$(25,493,921)	$25,493,921	$—
Reverse repurchase agreement	First Boston	(83,914,406)	83,914,406	—
Reverse repurchase agreement	JPMorgan	(38,184,336)	38,184,336	—
Total		$(147,592,663)	$147,592,663	$—
Mortgage Opportunity 2 (JMT)
Reverse repurchase agreement	Barclays PLC	$(8,380,796)	$8,380,796	$—
Reverse repurchase agreement	First Boston	(24,418,548)	24,418,548	—
Reverse repurchase agreement	JPMorgan	(13,517,642)	13,517,642	—
Total		$(46,316,986)	$46,316,986	$—

*  Represents the gross value, and accrued interest for the counterparty as reported in the Reverse Repurchase Agreements footnote above.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund will limit its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from regulation by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Funds. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as "initial margin," into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as "Deposits with brokers for open futures contracts" on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days "mark-to-market" of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund's account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund's account with an amount equal to depreciation. These daily cash settlements are also known as "variation margin." Variation margin is recognized as a receivable and/or payable for "Variation margin on futures contracts" on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of "Change in net unrealized appreciation (depreciation) of futures contracts" on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of "Net realized gain (loss) from futures contracts" on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the six months ended June 30, 2013, the Funds used five- and ten-year U.S. Treasury futures contracts to hedge against potential increases in interest rates.

Nuveen Investments

The average notional amount of futures contracts outstanding during the six months ended June 30, 2013, was as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Average notional amount of futures contracts outstanding*	$44,634,399	$13,912,453

*  The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal year and at the end of each quarter within the current fiscal year.

The following table presents the fair value of futures contracts held by the Funds as of June 30, 2013, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Mortgage Opportunity Term (JLS)
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$95,683	Payable for variation margin on futures contracts*	$72,160
Mortgage Opportunity Term 2 (JMT)
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$38,846	Payable for variation margin on futures contracts*	$—

*  Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund's Portfolios of Investments and not the deposits with brokers, if any, or the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts for the six months ended June 30, 2013, and the primary underlying risk exposure.

	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Mortgage Opportunity Term Fund (JLS)	Interest rate	Futures contracts	$75,043	$133,541
Mortgage Opportunity Term Fund 2 (JMT)	Interest rate	Futures contracts	23,234	25,644

Interest Rate Swap Contracts

Each Fund is authorized to invest in interest rate swap transactions to mitigate the negative impact that an increase in short-term interest rates could have on share net earnings as a result of leverage. Interest rate swap contracts involve a Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment that is intended to approximate a Fund's variable rate payment obligation on any variable rate borrowing. The payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that a Fund is to receive. Interest rate swap contracts are valued daily. Upon entering into an interest rate swap, a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of a Fund's contractual rights and obligations under the contracts. The net amount recorded for these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps (, net)" with the change during the fiscal period recognized on the Statement of Operations as a component of "Change in net unrealized appreciation (depreciation) of interest rate swaps." Income received or paid by a Fund is recognized as a component of "Net realized gain (loss) from interest rate swaps" on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of an interest rate swap contract and are equal to the difference between the Fund's basis in the interest rate swap and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period, if any, are recognized as a component of "Interest rate swap premiums paid and/or received" on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

During the six months ended June 30, 2013, the Funds used interest rate swap contracts to manage the duration of the Funds' portfolios. The Funds exited these positions prior to the close of the reporting period.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

The average notional amount of interest rate swap contracts outstanding during the six months ended June 30, 2013, were as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Average notional amount of interest rate swap contracts outstanding*	$39,466,667	$12,166,667

*  The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on interest rate swap contracts for the six months ended June 30, 2013, and the primary underlying risk exposure.

	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Mortgage Opportunity Term Fund (JLS)	Interest rate	Interest rate swaps	$52,571	$(92,156)
Mortgage Opportunity Term Fund 2 (JMT)	Interest rate	Interest rate swaps	16,216	(28,410)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Credit risk is generally higher when a non-exchange traded financial instrument is involved because the counterparty for exchange-traded financial instruments is the exchange's clearinghouse.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Since the inception of the Funds' repurchase programs, the Funds have not repurchased any of their outstanding shares. Transactions in shares were as follows:

	Mortgage Opportunity Term (JLS)		Mortgage Opportunity Term 2 (JMT)
Six Months Ended 6/30/13	Year Ended 12/31/12	Six Months Ended 6/30/13	Year Ended 12/31/12
Shares issued to shareholders due to reinvestment of distributions 12,663	31,983	16,386	50,691

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) for the six months ended June 30, 2013, were as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Purchases of investment securities and contributions to the PPIP Limited Partnership	$167,948,251	$49,881,064
Sales and maturities of investment securities and distributions to the PPIP Limited Partnership	40,392,485	8,133,092

Nuveen Investments

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of taxable income from the Feeder PPIP Funds' investments, recognition of unrealized gain or loss for tax (mark-to-market) on futures contracts and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of June 30, 2013, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Cost of investments	$561,292,708	$178,302,262
Gross unrealized:
Appreciation	29,802,112	8,904,543
Depreciation	(21,960,946)	(9,472,810)
Net unrealized appreciation (depreciation) of investments	$7,841,166	$(568,267)

Permanent differences, primarily due to investments in MBS, partnership income, and distribution character reclassifications, resulted in reclassifications among the Funds' components of net assets as of December 31, 2012, the Funds' last tax year-end as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Paid-in-surplus	$—	$—
Undistributed (Over-distribution of) net investment income	(3,049,575)	(2,171,742)
Accumulated net realized gain (loss)	3,049,575	2,171,742

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2012, the Funds' last tax year end, were as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Undistributed net ordinary income	$—	$—
Undistributed net long-term capital gains	1,586,168	2,141,756

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

The tax character of distributions paid during the Funds' last tax year ended December 31, 2012, was designated for purposes of the dividends paid deduction as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Distributions from net ordinary income[1]	$24,064,994	$8,325,574
Distributions from net long-term capital gains	8,764,370	1,670,303
Return of capital	—	—

1  Net ordinary income consists of net taxable income derived from dividends and interest and net current year earnings and profits attributable to realized gains.

During the Funds' last tax year ended December 31, 2012, the following Fund utilized capital loss carryforwards as follows:

Mortgage Opportunity Term (JLS)
Utilized capital loss carryforwards	$1,332,665

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by a Fund after December 31, 2010, will not be subject to expiration. During the Funds' last tax year ended December 31, 2012, there were no post-enactment capital losses generated.

7. Management Fees and Other Transactions with Affiliates

Pursuant to an investment management agreement between each Fund and the Adviser, the Adviser receives 40% of each Fund's total annual management fee. The Adviser's portion of the management fee compensates the Adviser for overall investment advisory and administrative services provided to each Fund and general office facilities. Pursuant to an investment sub-advisory agreement between each Fund and Wellington Management, Wellington Management receives 60% of each Fund's total annual management fee. NAM is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund's management fee consists of two components—a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets(1)	Fund-Level Fee Rate
For the first $125 million	.9500%
For the next $125 million	.9375
For the next $150 million	.9250
For managed assets over $400 million	.9125

Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level(2)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)  "Managed Assets" means the total assets of the Fund, minus the sum of its accrued liabilities (other than the Fund liabilities incurred for the express purpose of creating effective leverage). Total assets for this purpose shall include assets attributable to each Fund's use of effective leverage (whether or not those assets are reflected in the Fund's financial statements for the purposes of U.S. GAAP), such as, but not limited to, leverage at the Master PPIP Fund level attributable to each Fund's investment in its respective feeder Fund.

(2)  The complex-level fee is based on the aggregate daily managed assets (as "managed assets" is defined in each Nuveen fund's investment management agreement with the Adviser, which generally includes assets attributable to any preferred shares that may be outstanding and any borrowings (including the issuance of commercial paper or notes)) of the Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2013, the complex-level fee rate for each of these Funds was .1679%.

Each Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enable trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

As of June 30, 2013, Nuveen owned 4,200 shares of each Fund.

Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Trustees (each, a "Board" and each Trustee, a "Board Member") of the Funds, including the Board Members who are not parties to the Funds' advisory or sub-advisory agreement or "interested persons" of any such parties (the "Independent Board Members"), is responsible for approving the advisory agreements (each, an "Investment Management Agreement") between each Fund and Nuveen Fund Advisors, LLC (the "Advisor") and the sub-advisory agreements (each, a "Sub-Advisory Agreement") between (a) the Advisor and Wellington Management Company, LLP ("Wellington"), and (b) the Advisor and Nuveen Asset Management, LLC ("Nuveen Asset Management" and, together with Wellington, the "Sub-Advisors") (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the "Advisory Agreements") and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 20-22, 2013 (the "May Meeting"), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisors (the Advisor and the Sub-Advisors are collectively, the "Fund Advisers" and each, a "Fund Adviser"). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks; a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and an analysis of the Advisor's profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 17-18, 2013, to review the Funds' investment performance and consider an analysis provided by the Advisor of the Sub-Advisors which generally evaluated the Sub-Advisors' investment teams, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisors. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams, and compliance, regulatory and risk management matters. In addition to regular reports, the Advisor provides special reports to the Board or a committee thereof from time to time to enhance the Board's understanding of various topics that impact some or all the Nuveen funds (such as accounting and financial statement presentations of the various forms of leverage that may be used by a closed-end fund or an update on the valuation policies and procedures), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Advisor. The Board also meets with key investment personnel managing the fund portfolios during the year. In October 2011, the Board also created two standing committees (the Open-End Fund Committee and the Closed-End Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of open-end and closed-end funds. These Committees meet prior to each quarterly Board meeting, and the Advisor provides presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Nuveen Investments

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members visited certain investment teams of Nuveen Asset Management in Minneapolis in September 2012, and its municipal team in November 2012. In addition, the ad hoc Securities Lending Committee of the Board met with certain service providers and the Audit Committee of the Board made a site visit to three pricing service providers.

The Board considers the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also are assisted throughout the process by independent legal counsel. Counsel provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members' conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser's services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Advisor and its staff and the Advisor's responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any applicable initiatives Nuveen had taken for the closed-end fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisors generally provide the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisors' investment teams and changes thereto, organization and history, assets under management, the investment teams' philosophies and strategies in managing the Fund, developments affecting the Sub-Advisors or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser's ability to attract and retain high quality investment personnel, preserve stability, and reward performance

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor's execution of its oversight responsibilities over the Sub-Advisors. Given the importance of compliance, the Independent Board Members also considered Nuveen's compliance program, including the report of the chief compliance officer regarding the Funds' compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures. Given the Advisor's emphasis on business risk, the Board also appointed an Independent Board Member as a point person to review and keep the Board apprised of developments in this area during the year.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares. The Board further recognized Nuveen's additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board considered the new services and service enhancements that the Advisor has implemented since the various advisory agreements were last reviewed. In reviewing the activities of 2012, the Board recognized the Advisor's focus on product rationalization for both closed-end and open-end funds during the year, consolidating certain Nuveen funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various Nuveen funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain Nuveen funds. The Board recognized the Advisor's significant investment in technology initiatives to, among other things, create a central repository for fund and other Nuveen product data, develop a group within the Advisor designed to handle and analyze fund performance data, and implement a data system to support the risk oversight group. The Board also recognized the enhancements in the valuation group within the Advisor, including upgrading the team and process and automating certain basic systems, and in the compliance group with the addition of personnel, particularly within the testing group. With the advent of the Open-End Fund Committee and Closed-End Fund Committee, the Board also noted the enhanced support and comprehensive in-depth presentations provided by the Advisor to these committees.

In addition to the foregoing actions, the Board also considered other initiatives related to the Nuveen closed-end funds, including the significant level of oversight and administration necessary to manage leverage that has become increasingly varied and complex and the ongoing redesign of technology systems to manage and track the various forms of leverage; continued capital management services, including developing shelf offering programs for various funds; the implementation of projects designed to enhance data integrity for information published on the web and to increase the use of data received from third parties to gain market intelligence; and the continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program and campaigns designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen's support services included, among other things: developing materials covering the Nuveen closed-end fund product line and educational materials regarding closed-end funds; designing and executing various marketing campaigns; supporting and promoting the alternative minimum tax (AMT)-free funds; sponsoring and participating in conferences; communicating with closed-end fund analysts and financial advisors throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing a closed-end fund website.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Fund under each applicable Advisory Agreement were satisfactory.

Nuveen Investments

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Fund's performance and the applicable investment team. In general, in considering a fund's performance, the Board recognized that a fund's performance can be reviewed through various measures including the fund's absolute return, the fund's return compared to the performance of other peer funds, and the fund's performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund's historic investment performance as well as information comparing the Fund's performance information with that of other funds (the "Performance Peer Group") and with recognized and/or customized benchmarks for the quarter, one-, and three-year periods ending December 31, 2012 as well as performance information reflecting the first quarter of 2013 (or for such shorter periods available for the Nuveen Mortgage Opportunity Term Fund 2 (the "Mortgage Opportunity Fund 2"), which did not exist for part of the foregoing time frame). In addition, with respect to closed-end funds (such as the Funds), the Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data. The Board recognized that the performance data reflects a snapshot of time, in this case as of the end of the most recent calendar year or quarter. The Board noted that selecting a different performance period could derive significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder's investment period.

With respect to the comparative performance information, the Board recognized that the usefulness of comparative performance data as a frame of reference to measure a fund's performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Advisor classified, in relevant part, the Performance Peer Groups of certain funds as having significant differences from the funds but to still be somewhat relevant while the Performance Peer Groups of other funds (including the Funds) were classified as having such significant differences as to be irrelevant. Accordingly, while the Board is cognizant of the relative performance of a fund's peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund's investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the funds with their peers and/or benchmarks result in differences in performance results. In addition, with respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Advisor the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

In considering the performance data for the Nuveen Mortgage Opportunity Term Fund (the "Mortgage Opportunity Fund"), given that, as noted above, the Performance Peer Group for such Fund was classified as irrelevant, limiting the usefulness of the peer comparison data, the Board also considered the Fund's performance compared to its benchmark. In this regard, the Board noted that although the Fund underperformed its benchmark for the three-year period, it outperformed its benchmark for the one-year period ending December 31, 2012 and quarter ending March 31, 2013. With respect to the Mortgage Opportunity Fund 2, the Independent Board Members noted that such Fund was relatively new

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

with a shorter performance history available, thereby limiting the ability to make a meaningful assessment of performance. In addition, as noted above, such Fund had significant differences from its Performance Peer Group limiting the usefulness of the comparative data; however, the Fund outperformed its benchmark for the one-year period.

Based on their review, the Independent Board Members determined that each Fund's investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, the Fund's gross management fee, net management fee and net expense ratio in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the "Peer Universe") and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; and the differences in the type and use of leverage may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets, as applicable), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer set average based on the net total expense ratio.

The Independent Board Members noted that each Fund had a net management fee and a net expense ratio slightly higher or higher than its peer averages. In this regard, they recognized that each Fund's higher relative expense ratio was generally due, in each case, to certain peers in the peer group that did not assess management fees on the leveraged portion of their portfolios; this anomaly reduced the peer group average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have at least one sub-advisor (including the Funds, which have one affiliated sub-advisor (Nuveen Asset Management) and one non-affiliated sub-advisor (Wellington)), and therefore, the overall fund management fee can be divided into two components, the fee retained by the Advisor and the fee paid to the sub-advisor(s). In general terms, the fee to the Advisor reflects the administrative services it provides to support the funds, and while some administrative services may occur at the sub-advisor level, the fee generally reflects the portfolio management services provided by the sub-advisor(s). The Independent Board Members reviewed information regarding the nature of services provided by the Advisor, including through Nuveen Asset Management, and the

Nuveen Investments

range of fees and average fee such affiliated Sub-Advisor assessed for such services to other clients. Such other clients include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Advisor are not required for institutional clients. The Independent Board Members further noted that the management fee rates of the foreign funds advised by the Advisor may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of Wellington, the Independent Board Members also noted that the Funds' sub-advisory fees to this Sub-Advisor were the result of arm's-length negotiations.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2012. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor's continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent Board Members concluded that the Advisor's level of profitability for its advisory activities was reasonable in light of the services provided.

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

With respect to Nuveen Asset Management, the affiliated Sub-Advisor, the Independent Board Members reviewed such Sub-Advisor's revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisors. Similarly, with respect to Wellington, the Independent Board Members also considered such Sub-Advisor's profitability margins for its advisory activities with the Funds. Based on their review, the Independent Board Members were satisfied that each Sub-Advisor's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the Funds were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc. at the end of 2010, the Board noted that a portion of such funds' assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Advisor for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

Nuveen Investments

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Funds' portfolio transactions are determined by the Sub-Advisors. Accordingly, the Independent Board Members considered that Nuveen Asset Management may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Funds' portfolio transactions. With respect to fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Nevertheless, Nuveen Asset Management may also engage in soft dollar arrangements on behalf of other clients, and the Funds as well as such Sub-Advisor may benefit from the research or other services received. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by this Sub-Advisor may also benefit a Fund and shareholders to the extent the research enhances the ability of such Sub-Advisor to manage the Funds. The Independent Board Members noted that such Sub-Advisor's profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly. With respect to Wellington, the Independent Board Members noted that such Sub-Advisor only executes principal trades on behalf of the Nuveen funds and therefore has not engaged in soft dollar transactions on behalf of the Funds.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Barclays U.S. Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, non-convertible debt issues and commercial mortgage backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

•  Commercial Mortgage-Backed Securities (CMBS): Commercial mortgage-backed securities are backed by cash flows of a mortgage or pool of mortgages on commercial real estate. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. CMBS are typically characterized by the following: i) loans on multi-family housing, non-residential property, ii) payments based on the amortization schedule of 25–30 years with a balloon payment due usually after 10 years, and iii) restrictions on prepayments.

•  Current Distribution Rate: An investment's current annualized distribution divided by its current market price.

•  Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

•  Effective Leverage: Effective leverage is a Fund's effective economic leverage, and includes both Regulatory Leverage (see below) and the leverage effects of certain derivative investments in the Fund's portfolio that increase the Fund's investment exposure.

•  Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

•  Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

•  Mortgage-Backed Securities (MBS): Mortgage-backed securities (MBS) are bonds backed by pools of mortgages, usually with similar characteristics, and which return principal and interest in each payment. MBS are composed of residential mortgages (RMBS) or commercial mortgages (CMBS). RMBS are further divided into agency RMBS and non-agency RMBS, depending on the issuer.

•  Net Asset Value (NAV): The net market value of all securities held in a portfolio.

•  Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund's total assets (securities, cash, and accrued earnings), subtracting the Fund's liabilities, and dividing by the number of shares outstanding.

Nuveen Investments

Glossary of Terms
Used in this Report (continued)

•  Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a Fund. Both of these are part of a Fund's capital structure. Regulatory leverage is sometimes referred to as "'40 Act Leverage" and is subject to asset coverage limits set in the Investment Company Act of 1940.

•  Residential Mortgage-Backed Securities (RMBS): Residential mortgage-backed securities are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate. RMBS consist of agency and non-agency RMBS. Agency RMBS have agency guarantees that assure investors that they will receive timely payment of interest and principal, regardless of delinquency or default rates on the underlying loans. Agency RMBS include securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and other federal agencies, or issues guaranteed by them. Non-agency RMBS do not have agency guarantees. Non-agency RMBS have credit enhancement built into the structure to shield investors from borrower delinquencies. The spectrum of non-agency residential mortgage loans includes traditional jumbo loans (prime), alternative-A loans (Alt-A), and home equity loans (subprime).

Nuveen Investments

Notes

Nuveen Investments

Notes

Nuveen Investments

Additional Fund Information

Board of Trustees

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager

Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, IL

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds' Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Information

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

Fund	Common Shares Repurchased
JLS	—
JMT	—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $216 billion as of June 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com/cef

ESA-K-0613D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Mortgage Opportunity Term Fund 2

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: September 5, 2013

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 5, 2013